(AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 17, 2003)

                                                    SECURITIES ACT FILE NO. 333-
                                            INVESTMENT COMPANY ACT FILE NO. 811-

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                          POST-EFFECTIVE AMENDMENT NO.                       / /
                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                                  AMENDMENT NO.                              / /

                              --------------------

                      SELIGMAN EACM ABSOLUTE STRATEGIES LLC
             (Exact Name of Registrant as Specified in its Charter)

                     c/o J. & W. SELIGMAN & CO. INCORPORATED
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (212) 850-1864 or toll-free (800) 221-2450
                          LAWRENCE P. VOGEL, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                          John E. Baumgardner Jr., Esq.
                            Frederick Wertheim, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/

It is proposed that this filing will become effective when declared effective pursuant to section 8(c). If appropriate, check the following box:

         / / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

                              --------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES                   PROPOSED MAXIMUM             AMOUNT OF
  BEING REGISTERED                 AGGREGATE OFFERING PRICE     REGISTRATION FEE
-------------------                ------------------------     ----------------

Limited Liability Company Units             $1,000,000                 $92

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS


ITEM NO.    CAPTION                                       LOCATION IN PROSPECTUS

1.          Outside Front Cover Page...................   Outside Front Cover Page

2.          Inside Front and Outside
            Back Cover Page............................   Inside Front and Outside Back Cover Page

3.          Fee Table and Synopsis.....................   Summary of Fund Expenses; Fees and Expenses

4.          Financial Highlights.......................   Not Applicable

5.          Plan of Distribution.......................   Outside Front Cover Page; Purchase of Units

6.          Selling Shareholders.......................   Not Applicable

7.          Use of Proceeds............................   Use of Proceeds

8.          General Description of the Registrant......   Outside Front Cover Page; Investment Objective and
                                                          Principal Strategies; Principal Risk Factors;
                                                          General Information; Additional Investment Policies
                                                          (SAI)

9.          Management................................    Management of the Fund; Use of Proceeds; Outside
                                                          Front Cover Page

10.         Capital Stock, Long-Term Debt, and Other      Outstanding Securities; Capital Accounts and
            Securities.................................   Allocations; Taxes

11.         Defaults and Arrears on Senior Securities..   Not Applicable

12.         Legal Proceedings..........................   Not Applicable

13.         Table of Contents of the Statement of         Table of Contents of Statement
            Additional Information.....................   of Additional Information

14.         Cover Page of SAI..........................   Cover Page (SAI)

15.         Table of Contents of SAI...................   Table of Contents (SAI)

16.         General Information and History............   General Information

17.         Investment Objective and Policies..........   Additional Investment Policies (SAI)

18.         Management.................................   Directors and Officers (SAI); Investment Advisory
                                                          and Other Services (SAI)

19.         Control Persons and
            Principal Holders of Securities............   Control Persons; Directors and Officers

20.         Investment Advisory and Other Services.....   Investment Advisory and Other Services (SAI)

21.         Brokerage Allocation and Other Practices...   Brokerage Commissions (SAI)

22.         Tax Status.................................   Taxes

23.         Financial Statements.......................   Financial Statements (SAI)


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. a REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITNG AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER, SOLICATION OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED JANUARY 17, 2003


                  SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC
                         LIMITED LIABILITY COMPANY UNITS


         The Fund. Seligman EACM Absolute Return Strategies LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940 as a closed-end management investment company. This offering of the Fund's limited liability company units ("Units") is also registered under the Securities Act of 1933.

         The Fund's investment objective is long-term capital appreciation. In seeking its objective, the Fund invests in underlying private investment funds (collectively "Portfolio Funds") that pursue a variety of "absolute return" investment strategies (i.e., seeking positive returns in all market environments). The Fund is a "fund of funds" and is intended to afford investors access to a variety of absolute return products by providing investors with access to Portfolio Funds that may not otherwise be available to those investors, and the benefits of professional portfolio management. An investment in a single professionally managed investment vehicle eliminates the need for investors to evaluate, monitor or purchase securities of individual Portfolio Funds.

         If you purchase Units of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Operating Agreement ("Operating Agreement"). A copy of the Operating Agreement is attached as Appendix A to this Prospectus. Investments in the Fund may be made only through selected brokers and dealers, who may require you to certify that you are an "Eligible Investor." See "Purchase of Units."

         The Units are subject to substantial restrictions in transferability and resale and may not be transferred or resold except as permitted under the Fund's organizational documents. Units will not be redeemable at your option nor will they be exchangeable for interests or shares of any other fund. The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop. As a result, you may not be able to sell or otherwise liquidate your Units. See "Principal Risk Factors Relating to the Fund's Structure."

         The Units are appropriate only if you can tolerate a high degree of risk and do not require a liquid investment. The Fund should be considered a speculative investment, and you should invest only if you can sustain a complete loss of your investment. The Portfolio Funds in which the Fund invests are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds."

         The Offering. The Units will be offered during an initial offering period at the public offering price of $9.65 per Unit plus a sales charge of up to $0.35 per Unit, for a total offering price of up to $10.00. The closing date for the purchase of Units in the initial offering is on or about [ ], 2003 (or such earlier or later date as Seligman Advisors, Inc. (the "Distributor") may determine). The minimum required initial contribution of capital from each investor is $50,000, inclusive of applicable sales charges. The Fund intends to raise at least $50 million in the initial offering. The Units will be offered by the Distributor on a best efforts basis and will be made available through a group of brokers and dealers selected by the Distributor. The Fund will pay organizational and offering expenses estimated at $[ ] from the proceeds of the offering.

                                              TOTAL MINIMUM       TOTAL MAXIMUM
                                              -------------       -------------
Offering Price .......................         $[         ]        $[         ]
Sales Load ...........................         $[         ]        $[         ]
Proceeds to the Fund .................         $[         ]        $[         ]

                    THE DATE OF THIS PROSPECTUS IS [ ], 2003

         Investment Manager. J. & W. Seligman & Co. Incorporated (the "Investment Manager") will serve as the Fund's investment manager and supervise the activities of the Fund's Adviser.

         Adviser. Evaluation Associates Capital Markets, Inc. (the "Adviser") will serve as the Fund's investment adviser and provide day-to-day investment advisory services to the Fund, including selection of the Portfolio Funds, subject to the review and approval of the Investment Manager.

         Distributor. Seligman Advisors, Inc., an affiliate of the Investment Manager, will serve as the Fund's Distributor.

         Investment Management Fee. The Fund will pay the Investment Manager a monthly investment management fee equal to [ ]% of the Fund's month-end net assets (which are calculated excluding borrowings and other leverage and before giving effect to any contributions or repurchases by the Fund of Units as of that month's end). This is equivalent to an annual fee rate of [ ]%. This management fee is higher than the advisory fees paid by most U.S. investment companies although the Investment Manager believes the management fee is comparable to those charged by similar funds.

         This Prospectus concisely provides the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI"), dated [ ], 2003, has been filed with the U.S. Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing the Fund at [ ] or by calling (800) [ ]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [ ] of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

         NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE, NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ___________________

                                TABLE OF CONTENTS

Prospectus Summary ........................................................   iv

Summary of Fund Expenses ..................................................    1

Use of Proceeds ...........................................................    1

Investment Objective and Principal Strategies .............................    2

Principal Risk Factors Relating to the Fund ...............................    7

Principal Risk Factors, Types of Investments, and Investment
  Strategies of the Investment Funds ......................................   10

Management of the Fund ....................................................   16

Fees and Expenses .........................................................   17

Control Persons ...........................................................   18

Voting ....................................................................   18

Conflicts of Interest .....................................................   18

Outstanding Securities ....................................................   20

Repurchases of Units ......................................................   20

Transfers of Units ........................................................   23

Net Asset Valuation .......................................................   23

Capital Accounts and Allocations ..........................................   24

Taxes .....................................................................   25

ERISA Considerations ......................................................   29

Investor Suitability ......................................................   29

Purchase of Units .........................................................   29

General Information .......................................................   31

Table of Contents of SAI ..................................................   34

Appendix A - Form of Operating Agreement ..................................  A-1

                               PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and the Fund's SAI and the terms and conditions of the Operating Agreement.

THE FUND....................  Seligman EACM Absolute Return Strategies LLC (the
                                "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940 as a closed-end management investment company. This offering of the Fund's limited liability company units ("Units") is also registered under the Securities Act of 1933.

                              The Fund is a "fund of funds" that provides a
                                means for investors to participate in
                                investments in the securities of underlying private investment funds (collectively, "Portfolio Funds") that pursue a variety of "absolute return" investment strategies (i.e., seeking positive returns in all market environments). The Fund is intended to afford investors access to a variety of absolute return products by providing investors with access to Portfolio Funds that may not otherwise be available to those investors, and the benefits of professional portfolio management. An investment in a single professionally managed investment vehicle eliminates the need for investors to evaluate, monitor or purchase securities of individual Portfolio Funds. The pursuit of absolute return strategies may mean that the Fund's performance will have a relatively low correlation to the stock markets generally.

INVESTMENT MANAGER..........  J. & W. Seligman & Co. Incorporated will serve as the Fund's Investment Manager and supervise the activities of the Fund's Adviser.

ADVISER.....................  Evaluation Associates Capital Markets, Inc. will serve as the Fund's Adviser and provide
                                day-to-day investment advisory services to the Fund, including selection of the Portfolio Funds, although all investment decisions by the Adviser are subject to the review and approval of the Investment Manager.

DISTRIBUTOR.................  Seligman Advisors, Inc. will serve as the Fund's distributor and provide distribution services to the Fund.

INVESTMENT OBJECTIVE AND      The Fund's investment objective is long-term
  PRINCIPAL STRATEGIES......    capital appreciation. The Investment Manager,
                                based upon recommendations of the Adviser, will seek to achieve the Fund's investment objective by investing the assets of the Fund primarily in Portfolio Funds managed by persons ("Portfolio
                                Managers") who invest across a diverse range of strategies and markets.

                              In making allocation recommendations, the Adviser
                                will use a blend of quantitative and qualitative considerations with the goal of producing a portfolio of holdings that has low to medium volatility in annual returns and low correlation to equity markets in general. Quantitative considerations include a Portfolio Manager's historical and anticipated return, historical and anticipated volatility of return and historical and anticipated correlation with other Portfolio Managers. Qualitative considerations include a Portfolio Manager's reputation and the Adviser's level of confidence in a specific Portfolio Manager and specific strategies. The Investment Manager generally anticipates that at least 50% of the Portfolio Funds selected for investment will be managed by Portfolio Managers with at least $25,000,000 in assets under management and an historical performance record of at least three years. However, a material portion of the Fund's assets may be invested with Portfolio Managers who have fewer assets under management, a shorter performance record, or both. The Fund generally will not invest more than 10% of the value of its assets (measured at the time of purchase) in the securities of a single Portfolio Fund.

                              The Adviser intends to evaluate, on an on-going
                                basis, the desirability of reallocating Fund assets among the Portfolio Funds, allocating existing or new assets to or among additional Portfolio Funds and withdrawing all assets from specific Portfolio Funds. The Adviser does not follow fixed policies in making allocations or reallocations, and will use its subjective judgment in making these recommendations. Subject to the approval of the Investment Manager, the Adviser will withdraw from or invest in different Portfolio Funds without prior notice to or the consent of the Fund or its Unitholders.

                              With the approval of the Fund's Board of Directors
                                and in consultation with the Adviser, the Investment Manager may alter or modify some or all of the investment strategies of the Fund when it believes that alterations or modifications are necessary or appropriate in light of available investment opportunities and changing market conditions. Although the strategies are not fundamental and may be changed without Unitholder consent, the investment objective to generate long term capital appreciation is fundamental and may not be changed without Unitholder consent. See "Investment Objective and Principal Strategies."

OFFERING....................  The Units will be offered during an initial offering period at the public offering price of $9.65 per Unit plus a sales charge of up to $0.35 per Unit, for a total offering price of up to $10.00. The closing date for the purchase of Units in the initial offering is on or about
                                [ ], 2003 (or such earlier or later date as the Distributor may determine). The minimum required initial contribution of capital from each investor is $50,000, inclusive of applicable sales charges. The Fund intends to raise at least $50 million in the initial offering. The Units will be offered by the Distributor on a best efforts basis and will be made available through a group of brokers and dealers selected by the Distributor. The Fund will pay organizational and offering expenses estimated at $[ ] from the proceeds of the offering. See "Purchase of Units."

ADDITIONAL SALES OF UNITS...  Commencing not less than three months after the closing of the initial offering, the Fund expects to commence a continuous offering of its Units. Initial purchases and additional capital contributions to the Fund generally will be accepted monthly on the last Business Day of each month. Units will be offered at their net asset value per Unit, plus any applicable sales charge up to 3.5% of the offering price (or 3.63% of the net asset value per Unit). The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of your capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to the receipt of cleared funds approximately three Business Days after the acceptance date, which will generally be the last business day of each month. Additional investments during a continuous offering, if any, must be at least $5,000. The Board, in its discretion, may increase or reduce the minimum additional capital contribution, as well as, suspend the offering of Units at any time or permit purchases on a more frequent basis. The Fund reserves the right to reject any purchase of Units in the Fund. See "Purchase of Units."

USE OF PROCEEDS.............  The Fund will invest the net proceeds of the initial public offering and any continuous offering in accordance with the Fund's investment objective and principal strategies as soon as practicable after the termination date of the initial public offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering. The Investment Manager expects that the Fund's assets will be invested in Portfolio Funds within three months after termination of the initial public offering. See "Use of Proceeds."

PURCHASE OF UNITS...........  You must be an "Eligible Investor" to purchase
                                Units. The term "Eligible Investor" includes, among other things, an individual who has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million. For other categories of "Eligible Investors," see "Purchase of Units." Investments in the Fund may be made only through selected brokers and dealers, who may require you to certify that you are an "Eligible Investor."

INVESTOR SUITABILITY........  An investment in the Fund involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of your investment. Prior to making an investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult your broker and financial advisor to determine whether your risk profile is suitable for this investment. See "Investor Suitability."

FEES AND EXPENSES...........  Sales Charge: A sales charge of up to 3.5% of the offering price will be assessed, subject to waivers for certain types of investors. This sales charge may be reduced for investments over a certain amount, including aggregated investments under a right of accumulation.

                              Investment Management Fee: The Fund will pay the
                                Investment Manager a monthly investment
                                management fee equal to [ ]% of the Fund's month-end net assets (which are calculated excluding borrowings and other leverage and before giving effect to any contributions or repurchases by the Fund of Units as of that month's end). This is equivalent to an annual fee rate of [ ]%. This management fee is higher than the advisory fees paid by most U.S. investment companies although the Investment Manager believes the management fee is comparable to those charged by similar funds.

                              The Investment Manager will pay the Adviser a
                                monthly fee equal to 50% of the amount of the investment management fee earned during each month.

                              Investor Servicing Fee: The Fund will pay a
                                quarterly fee to the broker-dealers and certain other financial intermediaries that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers. This fee will be [ ]% per annum based on the Fund's month-end net assets serviced by such broker-dealers and financial intermediaries for their customers.

                              Other Expenses: The Fund will incur other costs
                                associated with its operation. They are
                                estimated to be [ ]% annually, assuming initial proceeds of $50 million. All expenses, including the investment management fees, will be paid by the Fund out of its assets and charged against investors' capital accounts.

BORROWING...................  The Fund is authorized to borrow money to finance the purchase of portfolio securities (e.g., Portfolio Funds), to purchase Units tendered in a repurchase offer and for cash management purposes. The use of borrowings for financial leverage involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available that would further the Fund's investment objective and sufficient cash or other liquid resources are not otherwise available, or where the Investment Manager believes it would not be prudent to sell existing portfolio holdings. If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Unitholders who do not tender their Units into a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

                              The Fund will not borrow money until the proceeds
                                of the initial offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow to make additional investments at any time that borrowings exceed 20% of its total assets, and it is not permitted to borrow for any purpose if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. See "Principal Risk Factors Relating to the Fund" and "Investment Objective and Principal Strategies."

UNLISTED CLOSED-END
  STRUCTURE; LIMITED
  LIQUIDITY AND TRANSFER
  RESTRICTIONS..............  The Fund has been organized as a closed-end management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly known as "mutual funds") in that unitholders of a closed-end fund do not have the right to redeem their units on a daily basis. In order to meet daily redemption requests, mutual funds are subject to certain regulatory limitations that do not apply to closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Fund believes that unique investment opportunities exist in the market for Portfolio Funds. However, these investments are usually illiquid. Because an open-end fund's ability to make illiquid investments is limited, the Fund is organized as a closed-end fund.

                              The Units are subject to substantial restrictions
                                in transferability and resale and may not be transferred or resold except as permitted under the Fund's organizational documents. Units will not be redeemable at your option nor will they be exchangeable for interests or shares of any other fund. The Units will not be listed on any securities exchange, and it is not anticipated that a secondary market for the Units will develop. As a result, you may not be able to sell or otherwise liquidate your Units. The Units are appropriate only if you can tolerate a high degree of risk and do not require a liquid investment.

RISK FACTORS................  An investment in the Fund includes a high degree of risk. These include the risk of:

                                   o investing in a recently formed entity with no operating history
                                   o investing in illiquid Units of an unlisted closed-end fund
                                   o  investing in Units that are subject to
                                      substantial transfer restrictions
                                   o investing in a non-diversified management investment company
                                   o investing in a Fund with a management fee that is higher than the advisory fees paid by most U.S. investment companies
                                   o  investing indirectly in Portfolio Funds
                                      that may concentrate in a small number of industries and which may employ substantial leverage, make short sales and enter into derivative transactions
                                   o  investing indirectly in Portfolio Funds
                                      that may not have readily-available market prices

                                   o  investing indirectly in Portfolio Funds
                                      that are generally illiquid
                                   o  investing indirectly in Portfolio Funds
                                      whose managers receive performance-based compensation
                                   o  investing indirectly in Portfolio Funds
                                      over which neither the Investment Manager nor the Adviser has control
                                   o  bearing multiple levels of fees and
                                      expenses, including asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Portfolio Fund level

                              Accordingly, the Fund should be considered a
                                speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. See "Risk Factors."

                              There are special tax risks associated with an
                                investment in the Fund. See "Principal Risk
                                Factors Relating to the Fund" and "Taxes."

CONFLICTS OF INTEREST.......  The investment activities of the Investment
                                Manager, the Adviser, the investment advisers of the Portfolio Funds, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The Fund's operations may give rise to other conflicts of interest. See "Conflicts of Interest."

VALUATION...................  The net asset value of the Fund will be calculated as of the close of The New York Stock Exchange on the last Business Day of each month, or such other day as the Board may determine. The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. See "Net Asset Valuation."

REPURCHASES OF UNITS........  You will not have the right to require the Fund to redeem your Units in the Fund. The Fund may from time to time offer to repurchase up to a limited amount of the outstanding Units, at such time and on such terms as determined by the Fund's Board of Directors in its complete and absolute discretion, and in any event, any offer will be limited by, for example, Federal income tax considerations. The Fund is not required to repurchase the full amount of Units you request to be repurchased, and may require that a minimum capital account balance be maintained in the case where you tender some but not all of your Units for repurchase. In determining whether the Fund should repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase up to 2% of the outstanding Units on a quarterly basis commencing in 2004, but no earlier than six months after the initial closing date. However, in the event that the Fund does offer to repurchase

                                Units, due to Federal income tax laws, the amount of Units the Fund may repurchase will be limited. See "Repurchases of Units."

ALLOCATION OF PROFIT
  AND LOSS..................  The net profits or net losses of the Fund
                                (including, without limitation, net operating income or loss, net realized gain or loss and the net change in unrealized appreciation or depreciation of investments) will be credited to or debited against the capital account of Unitholders at the end of each fiscal period (as defined in "Capital Accounts and Allocations") in accordance with their respective investment percentages for the period. Each Unitholder's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Unitholder's capital account by the sum of the balances of the capital accounts of all Unitholders of the Fund. See "Capital Accounts and Allocations."

TAXES AND REPORTING.........  The Fund intends to operate, and will elect to be treated as, a partnership for Federal income tax purposes and will not be treated as a publicly traded partnership or an association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and you will therefore be required to report on your own annual tax return your share of the Fund's taxable income, gain, or loss. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. See "Taxes."

                              An investment in the Fund may not be suitable for
                                investors who are sensitive to Unrelated
                                Business Taxable Income ("UBTI") considerations. See "Taxes."

                              The Fund will furnish to investors as soon as
                                practicable after the end of each taxable year such information as is necessary for you to complete your Federal and state income tax filings. The Fund is not likely to receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for you to file your returns without requesting an extension of the time to file from the Internal Revenue Service (or state taxing agencies). Accordingly, you should be prepared to obtain extensions of time to file your income tax returns. The Fund anticipates sending investors an unaudited semiannual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by applicable law.

DISTRIBUTIONS...............  The Fund does not intend to make periodic distributions of its net income or gain, if any, to Unitholders. Even if no distributions are made, you will be required each year to pay applicable Federal and state income taxes on your respective share of the Fund's taxable income and gain.

TERM........................  The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Operating Agreement.

                            SUMMARY OF FUND EXPENSES

         The following table illustrates the expenses and fees that the Fund expects to incur and that Unitholders can expect to bear. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the Unitholders also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Portfolio Fund level. These indirect items are not reflected in the following chart or the example below.

UNITHOLDER TRANSACTION EXPENSES
   Maximum sales load (as a percentage of the offering price)(1).........  3.50%
   Maximum sales charge on reinvested distributions......................   none
   Maximum early withdrawal charge.......................................   none

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO UNITS)
   Investment management fee.............................................   [ ]%
   Investor servicing fee................................................   [ ]%
   Other expenses........................................................   [ ]%
   Total annual expenses.................................................   [ ]%

----------

(1) The sales charge may be reduced for investments over a certain amount, including aggregated investments under a right of accumulation. See "Purchase of Units."


         The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Unitholder of the Fund. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $50 million. The Fund will also pay organizational and offering expenses estimated to be $[ ], which will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                             1 Year  3 Years   5 Years  10 Years
                                             ------  -------   -------  --------

You would pay the following expenses
  on a $1,000 investment, assuming a
  5% annual return.......................... $[   ]   $[   ]    $[   ]   $[   ]

         The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's organizational and offering expenses are not reflected in the example.


                                 USE OF PROCEEDS

         The proceeds of the initial public offering and any continuous offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the termination date of the initial public offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to such closing. See "Purchase of Units." The Investment Manager expects that the Fund's assets will be invested in Portfolio Funds within three months after termination of the initial public offering. This investment period reflects the fact that the Portfolio Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

         Pending the investment of the proceeds of any offering in Portfolio Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Portfolio Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities or unaffiliated money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                        INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

         The Fund's investment objective is long-term capital appreciation. In seeking its objective, the Fund invests in Portfolio Funds, which pursue a variety of "absolute return" investment strategies (i.e., seeking positive returns in all market environments). The Fund is a "fund of funds" and is intended to afford investors access to a variety of absolute return products by providing investors with access to Portfolio Funds that may not otherwise be available to those investors, and the benefits of professional portfolio management. An investment in a single professionally managed investment vehicle eliminates the need for investors to evaluate, monitor or purchase securities of individual Portfolio Funds. The pursuit of absolute return strategies may mean that the Fund's performance will have a relatively low correlation to the stock markets generally. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses.

         In making allocation recommendations, the Adviser will use a blend of quantitative and qualitative considerations with the goal of producing a portfolio of holdings that has low to medium volatility in annual returns and low correlation to equity markets in general. Quantitative considerations include a Portfolio Manager's historical and anticipated return, historical and anticipated volatility of return and historical and anticipated correlation with other Portfolio Managers. Qualitative considerations include a Portfolio Manager's reputation and the Adviser's level of confidence in a specific Portfolio Manager and specific strategies. The Investment Manager generally anticipates that at least 50% of the Portfolio Funds selected for investment will be managed by Portfolio Managers with at least $25,000,000 in assets under management and an historical performance record of at least three years. However, a material portion of the Fund's assets may be invested with Portfolio Managers who have fewer assets under management, a shorter performance record, or both. The Fund generally will not invest more than 10% of the value of its assets (measured at the time of purchase) in the securities of a single Portfolio Fund.

         The Adviser intends to evaluate, on an on-going basis, the desirability of reallocating Fund assets among the Portfolio Funds, allocating existing or new assets to or among additional Portfolio Funds and withdrawing all assets from specific Portfolio Funds. The Adviser does not follow fixed policies in making allocations or reallocations, and will use its subjective judgment in making these recommendations. Subject to the approval of the Investment Manager, the Adviser will withdraw from or invest in different Portfolio Funds without prior notice to or the consent of the Fund or its Unitholders.

         With the approval of the Fund's Board of Directors and in consultation with the Adviser, the Investment Manager may alter or modify some or all of the investment strategies of the Fund when it believes that alterations or modifications are necessary or appropriate in light of available investment opportunities and changing market conditions. Although the strategies are not fundamental and may be changed without Unitholder consent, the investment objective to generate long term capital appreciation is fundamental and may not be changed without Unitholder consent.

INVESTMENT STRATEGIES

         In pursuing the Fund's investment objective, the Investment Manager and the Adviser use a multi-manager, multi-strategy program. As part of this program, the Fund has been designed to afford the Investment Manager and the Adviser the maximum flexibility to deploy assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions. Accordingly, the selected Portfolio Managers are permitted to utilize leverage and may invest the assets of the Portfolio Funds in a wide range of instruments and markets, including, but not limited to, long and short positions in US and non-US equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds, real estate and real estate related investments and other financial instruments.

         In the view of the Investment Manager and the Adviser, the universe of potential investment strategies currently may be considered to encompass five primary categories: Relative Value, Event Driven, Global Asset Allocation, Equity Hedged and Short Sellers. Within each of these broad primary categories are a number of separate portfolio management strategies. The Investment Manager and the Adviser anticipate that the Fund will be invested primarily with Portfolio Managers employing the Relative Value and Event Driven categories, although allocations may be made to other strategies as well.

RELATIVE VALUE CATEGORY

         Portfolio Managers within the Relative Value Category seek to achieve attractive risk-adjusted returns through the use of both long and short positions. Relative Value Managers generally look to take advantage of perceived pricing inefficiencies that occur in the market place from time to time. Positions taken by Relative Value Managers may or may not be leveraged. Within the Relative Value Category there are judged to be four major portfolio management strategies: Long-Short Equity, Convertible Arbitrage, Fixed Income Arbitrage and Rotational.

          LONG-SHORT EQUITY STRATEGY: Long-Short Equity Managers seek global arbitrage opportunities primarily in the equity markets. These opportunities may result from changes in the valuations of specific companies or sectors. For example, if two stocks with similar fundamentals in a given industry have diverged from one another in price from their historical relationship, the manager may acquire long positions in the underpriced stock and short the overpriced stock with the intention of unwinding the positions when the historical price relationship returns.

          CONVERTIBLE ARBITRAGE STRATEGY: Convertible Arbitrage Managers analyze convertible bonds and warrants across the globe to take advantage of opportunities presented by market and information inefficiencies. Managers seek to monetize these opportunities through the use of both fundamental analysis of the issuing companies and quantitative option and security valuation techniques.

          FIXED INCOME ARBITRAGE STRATEGY: Fixed Income Arbitrage Managers establish positions in a variety of fixed income securities. Trading strategies may be structured to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities. In this scenario, a Fixed Income Arbitrage Manager may buy the company's bond and sell short a Treasury security of similar duration. Trades may also be structured to capture anticipated changes in the credit spreads within a specific company's capital structure. For example, a Manager could buy a company's senior debt and sell short its subordinate debt or equity.

          ROTATIONAL STRATEGY: Rotational Managers engage in a broad range of relative value strategies across four primary markets: (i) long and short positions in equity markets; (ii) positions in convertible bonds and warrants, (iii) U.S. and international positions in investment grade and non-investment-grade fixed income securities; and (iv) special situations arising from anomalies in the global securities markets. Rotational Strategy transactions are structured with the goal of isolating and capturing perceived miss-pricings among related financial assets. Rotational Managers seek to achieve this goal by isolating perceived risk or opportunity and hedging other risks that arise from the resulting positions.

EVENT DRIVEN CATEGORY

         Managers in the Event Driven Category typically invest either long or short (or both) based on anticipated outcomes of company specific or transaction specific situations. Event Driven Managers employ a transactional approach, attempting to capture an underlying change in value based on a particular event such as an anticipated merger or pending bankruptcy. Positions taken by Event Driven Managers may or may not be leveraged. Event Driven Managers tend to have a directional bias that produces a higher correlation to equity markets than many other strategies. With the Event Driven Category there are three major portfolio management strategies: Deal Arbitrage; Bankruptcy-Distressed; and Multi-Event.

          DEAL ARBITRAGE STRATEGY: Deal Arbitrage Managers generally seek to profit by realizing price differentials that they perceive exist between the current market price of a security and its expected future value based upon the occurrence of a specific event. Deal arbitrage transactions typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions. The portfolios are generally actively traded and may exhibit a high rate of turnover. Deal Arbitrage Managers may periodically use a significant amount of leverage and may enter into swaps and other similar financial contracts in an effort to increase or hedge portfolio returns. Deal Arbitrage Managers may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Positions may be in the securities of companies not currently involved in announced transactions but which are believed to be undervalued and likely candidates for a future corporation action.

          BANKRUPTCY-DISTRESSED STRATEGY: Bankruptcy-Distressed Managers generally invest in the securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). Investment strategies may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Investments may be passively acquired in the secondary market, acquired through participation in merger and acquisition activity, or acquired with a view toward actively participating in a re-capitalization or restructuring plan. Portfolio Managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. In addition, Portfolio Managers may take an active role and seek representation in management on the board of directors, or on a creditor's committee. In order to achieve these objectives the Portfolio Manager may purchase, sell, exchange or otherwise deal in and with restricted or marketable securities including, without limitations any type of debt security, preferred or common stock, warrants, options and hybrid instruments. A significant portion of the manager's portfolio may be invested in restricted securities which may not be registered and for which a market may not be readily available, therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U. S. and non-U. S. entities and may use leverage. Information about specific investments may be limited thereby reducing the manager's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

          MULTI-EVENT STRATEGY: Multi-Event Managers generally seek to profit by realizing the price differentials that they perceive exist between equivalent or nearly equivalent securities or between the current market price of a security and its expected future value based on the occurrence of a series of events. These Portfolio Managers seek to take advantage of any number of different events. Events may involve corporate actions, credit events, political events, or other situations which may have an effect on the value of the securities or financial instruments traded by the manager. Multi-Event Managers may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Investments may involve both U.S. and non-U.S. markets and may use significant amounts of leverage. Multi-Event Managers employ both long and short strategies, warrant and option arbitrage and hedging strategies, inter and intra-market spread trading, futures, options and currency trading.

GLOBAL ASSET ALLOCATION CATEGORY

         The Global Asset Allocation Category is comprised of two major portfolio management strategies: Discretionary and Systematic. With respect to both strategies, managers tend to focus on macro-economic opportunities across numerous markets and instruments. Investments may be either long or short in cash securities, futures contracts, derivative contracts, or options, and may be in equities, fixed income markets, currencies, or commodities (e.g., agricultural, metals, energy). Systematic Managers tend to invest in a variety of markets, based on proprietary, model-driven strategies. These managers tend to follow investment trends and take positions based primarily on the output of their models. Discretionary Managers tend to rely more on a fundamental or qualitative approach to their decision making.

          DISCRETIONARY STRATEGY: Discretionary Global Asset Allocation Managers engage in strategies designed to capture market moves throughout a broad universe of investment opportunities. These opportunities include financial markets such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals sectors. Discretionary Global Asset

          Allocation Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, Discretionary Global Asset Allocation Managers may at times hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the managers may tend to employ leverage.

          SYSTEMATIC STRATEGY: Systematic Global Asset Allocation Managers utilize proprietary models to identify opportunities that exist within a diverse group of financial and non-financial markets, and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Portfolio Managers using systematic strategies tend to hold positions in several markets at the same time, may be both long and short and tend to employ leverage when establishing positions.

EQUITY HEDGED CATEGORY

         Managers in the Equity Hedged Category tend to focus on taking long and short positions in the listed equity markets. These positions tend to correspond to the Equity Hedge Manager's views of individual opportunities. Equity Hedged Managers may employ leverage and may have "gross" positions (long & short added together) in excess of assets under management. It should be noted that managers in the Equity Hedged Category generally are not fully "hedged." Within the Equity Hedged Category there are three major portfolio management strategies:
Long-Biased, Opportunistic and Global-International.

          LONG-BIASED STRATEGY: Long-Biased Managers seek to outperform the equity markets (i.e., S&P 500, Russell 2000, etc.) with similar or lower volatility. These managers may take both long and short positions and may use leverage. Under most circumstances, managers maintain net long market exposures that are generally 50%-100% of net assets; gross positions may be significantly larger.

          OPPORTUNISTIC STRATEGY: Opportunistic Managers seek to profit by establishing positions in specific equity situations with an objective of outperforming the U.S. equity markets. Opportunistic Managers utilize the cash and derivatives markets and take both long and short positions. These managers may use leverage when establishing positions which may be highly concentrated and may lack liquidity.

          GLOBAL-INTERNATIONAL STRATEGY: Global-International Managers seek to generate capital appreciation through a portfolio of investments representing a variety of globally oriented strategies. These strategies may include positions in the cash, futures and forward markets. Global International Managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading; futures, options and currency trading; and emerging markets and other special situation investing. Trading positions are generally held both long and short in both U.S. and non-U.S. markets. Global International Managers may assume aggressive investment postures with respect to position concentrations and the use of leverage and the various instruments used and typically have high levels of portfolio turnover.

SHORT SELLING CATEGORY

         Managers in the Short Selling Category establish short positions in companies where a decline in price is anticipated. Positions may or may not involve the use of leverage. A Short Selling Manager attempts to find perceived overvalued securities and to make money from declining prices in those securities. Short Selling Managers tend to achieve better results in bearish markets.

BORROWING; USE OF LEVERAGE

         Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. See "Principal Risk Factors Relating to the Fund." Borrowings or leverage used by Portfolio Managers will not be considered Fund borrowings or leverage for purposes of the discussion below.

         The Fund intends to borrow money directly only in limited circumstances to purchase Units tendered in a repurchase offer or to make investments that would further the Fund's investment objective if sufficient liquid resources are not otherwise available or the Investment Manager and the Adviser believe it would not be prudent to sell existing portfolio holdings. For example, the Fund may borrow money in order to make investments in one or more Portfolio Funds when the Fund has accepted new subscriptions but has not yet received the proceeds from those subscriptions.

         The Fund will not, in any event, borrow money until the proceeds of the prior offerings are substantially invested in furtherance of the Fund's investment objective. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. The Fund does not intend to borrow money to pay Fund expenses.

         The Fund will not be permitted to borrow for the purpose of purchasing additional portfolio securities, including Portfolio Funds, at any time that borrowings exceed 20% of its total assets. In addition, the Investment Company Act of 1940, as amended (the "Investment Company Act"), prohibits the Fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. The Investment Company Act also provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) if, immediately after doing so, it would have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the Fund's total assets (less accruals for operating expenses) equal 300% of the total outstanding principal balance of indebtedness.

TEMPORARY INVESTMENTS

         For temporary defensive purposes or for liquidity, the Fund may, without limit, invest in debt obligations of the US Government or its agencies and instrumentalities ("U.S. Government Securities") or hold commercial paper or bank obligations such as negotiable certificates of deposit, bank notes, repurchase agreements, money market funds, bankers' acceptances and fixed time deposits.

PERCENTAGE LIMITATIONS

         Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or to pay expenses. The percentage limitations contained in the Fund's Prospectus and SAI apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the Portfolio Funds in which the Fund may invest.

INDIRECT INVESTMENT IN PORTFOLIO FUNDS

         The Fund will typically invest directly in a Portfolio Fund by purchasing interests in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund's proposed allocation does not meet a Portfolio Fund's investment minimums. On occasions where the Investment Manager determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Portfolio Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. A structured note with interest or principal payments indexed to the return of a referenced Portfolio Fund would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Portfolio Fund. An indexed security of this nature would expose the Fund to the credit risk associated with the counterparty issuing the note. Similarly, a swap structure could provide a return equivalent to direct investment in a Portfolio Fund by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.

                   PRINCIPAL RISK FACTORS RELATING TO THE FUND

         The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Portfolio Funds in which the Fund invests are also subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds."

NEWLY ORGANIZED FUND

         The Fund is a newly formed limited liability company registered under the Investment Company Act as a closed-end investment company with no previous operating history. In addition, although the Investment Manager will be supervising the activities of the Adviser, the Investment Manager will be relying, in large part, on the skills of the Adviser. The Investment Manager does not currently provide comparable services to other clients investing in a manner similar to the Fund. Although the Adviser has experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

UNLISTED CLOSED-END FUND; LIMITED LIQUIDITY; REPURCHASES OF UNITS

         The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for Fund Units, and there is no assurance that a secondary market will develop. The Fund's Units are therefore not readily marketable. Because the Fund is a closed-end investment company, Units of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares or interests of any other fund.

         Although the Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The amount that the Fund offers to repurchase during any repurchase offer is determined by the Board in its complete and absolute discretion, and such repurchase amount is likely to be only a small portion of the Fund's outstanding Units, and, in any event will be limited by, for instance, Federal income tax laws. Unitholders whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests, the effective date of the repurchase and the date on which they receive proceeds from the repurchase. Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. See "Investor Suitability" and "Repurchases of Units." Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Unitholders.

LEVERAGE; BORROWING

         To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments.

         Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold certain securities, reducing the Fund's investment flexibility. The Fund may also be forced to sell or redeem investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund's loan agreements. The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Use of borrowing for financial leverage purposes (that is, to acquire interests in Portfolio Funds) will depend on the ability of the Investment Manager and the Adviser to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

NON-DIVERSIFIED STATUS

         The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its investments than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's Units. However, the Fund generally will not invest more than 10% of the value of its assets (measured at the time of purchase) in the securities of a single Portfolio Fund. The Fund also is not subject to the diversification requirements under the Internal Revenue Code of 1986, as amended, that apply to most registered investment companies.

DISTRIBUTIONS TO UNITHOLDERS AND PAYMENT OF TAX LIABILITY

         The Fund does not intend to make periodic distributions of its net income or gain, if any, to Unitholders. Even if no distributions are made, Unitholders will be required each year to pay applicable Federal and state income taxes on their respective share of the Fund's taxable income and gain. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Portfolio Funds, the Fund's income (or loss) from these investments may constitute UBTI. Unitholders should be prepared to request extensions of time to file their personal income tax returns because the Fund is not likely to receive the necessary information from the Portfolio Funds in time to provide Form K-1s to Unitholders prior to April
15. Unitholders should consult with their tax adviser concerning the impact of such delayed reporting.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE, INCLUDING INVESTING IN
UNREGISTERED FUNDS

          PORTFOLIO FUNDS NOT REGISTERED. The Portfolio Funds will not be registered as investment companies under the Investment Company Act, and therefore, the Fund will not be entitled to the protections of the Investment Company Act with respect to the Portfolio Funds. In addition, the investment advisers to, or general partners of, the Portfolio Funds often will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended.

          PORTFOLIO FUND SECURITIES GENERALLY ILLIQUID. The securities of the Portfolio Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner, and if adverse market conditions were to develop during any period in which the Fund is unable to sell or redeem a Portfolio Fund, the Fund might obtain a less favorable price than prevailed when it decided to subscribe or redeem. Portfolio Funds may not permit purchases and redemptions more frequently than quarterly, and that they will typically reserve the right to suspend sales and redemptions for market and other reasons. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Portfolio Fund securities in a timely manner.

          PORTFOLIO FUND OPERATIONS NOT TRANSPARENT. Neither the Investment Manager nor the Adviser will be able to control or monitor the activities of the Portfolio Funds on a continuous basis. A Portfolio Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Investment Manager or the Adviser and that involve risks that are not anticipated by the Investment Manager or the Adviser. Portfolio Funds may have limited operating history and investment advisers of Portfolio Funds may have limited experience in managing assets.

          VALUATION OF THE FUND'S INVESTMENTS. As the Investment Manager, the Adviser and the Board anticipate that market prices will not be readily available for most Portfolio Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Portfolio Funds ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported to the Fund. See "Net Asset Valuation." Although the Investment Manager and the Adviser will review the valuation procedures used by the investment advisers of the Portfolio

          Funds, the Investment Manager, the Adviser and the Board will have little or no means of independently verifying valuations provided by such investment advisers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Portfolio Funds that are reported by the Portfolio Funds themselves. The Fund does not have information about the securities in which the Portfolio Funds invest or their valuation. For more information on the valuation of the Fund's investments, including the valuation of its investments in Portfolio Funds, and related risks, see "Net Asset Valuation."

          MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly in a particular Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus or directly in one or more Portfolio Funds.

          Each Portfolio Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, an investment adviser to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Unitholders, even if the Fund's overall performance is negative. Generally, fees payable to investment advisers of the Portfolio Funds will range from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits. The performance-based compensation received by an investment adviser of a Portfolio Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

          DUPLICATIVE TRANSACTION COSTS. Investment decisions of the Portfolio Funds are made by their investment advisers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

          TURNOVER. The Fund's activities involve investment in the Portfolio Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund's investment.

          INABILITY TO VOTE OR EXERCISE CONTROL. The Fund may elect to hold non-voting securities in Portfolio Funds or waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control the Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

          INABILITY TO INVEST IN PORTFOLIO FUNDS. In the event that the Fund is able to make investments in Portfolio Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Portfolio Funds in money market securities, or other liquid assets pending investment in Portfolio Funds. During this time that the Fund's assets are not invested in Portfolio Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

          IN-KIND REDEMPTIONS. Portfolio Funds may be permitted to redeem their interest in-kind (i.e. by distributing a portion of their investments instead of cash). Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of securities received in-kind in a manner that it believes is in the best interests of the Fund. In certain circumstances, the Investment Manager may elect to hold, or be unable to sell, such securities.

          INDEMNIFICATION OF PORTFOLIO FUNDS. The Fund may agree to indemnify certain of the Portfolio Funds and investment advisers of Portfolio Funds from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of ownership interests in the Portfolio Funds. The investment advisers of the Portfolio Funds often have broad limitations on liability and indemnification rights.

          INDIRECT INVESTMENT IN PORTFOLIO FUNDS. Any transaction by which the Fund indirectly gains exposure to a Portfolio Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds." Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund's value may decrease as a result of such indirect investment.

          PORTFOLIO FUNDS ORGANIZED OUTSIDE OF UNITED STATES. Some of the Portfolio Funds may be organized outside of the United States. Investments by the Portfolio Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

                  PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS,
                AND INVESTMENT STRATEGIES OF THE PORTFOLIO FUNDS

GENERAL

         This section discusses the types of investments generally made by the Portfolio Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that a Portfolio Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor's determination to invest in the Fund should not be based on a belief that the Portfolio Funds will not make a certain type of investment. The impact of a particular risk in a Portfolio Fund will, in turn, have a corresponding impact on the Fund.

         The Fund's investment program entails substantial risks. You should expect the value of the Fund's net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Portfolio Funds, fluctuations in the net asset value of the Fund may be more volatile than is typical for most funds. There can be no assurance that the Fund's or the Portfolio Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund's use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of a Portfolio Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

         All securities investments are subject to the risk of loss of capital. The value of the Fund's net assets will fluctuate based on the fluctuation in the value of the Portfolio Funds in which it invests. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Portfolio Fund is increased.

         The investment environment in which the Portfolio Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

EQUITY SECURITIES

         Portfolio Funds' portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

         Portfolio Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly-traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

FIXED-INCOME SECURITIES

         Portfolio Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

         Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; U.S. Government Securities; debt securities issued or guaranteed by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

FOREIGN SECURITIES

         Portfolio Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Portfolio Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         To the extent that Portfolio Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

FOREIGN CURRENCY TRANSACTIONS

         The Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns. The Portfolio Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

         Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Portfolio Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Portfolio Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Portfolio Fund has contracted to receive in the exchange. An investment adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CONCENTRATION OF INVESTMENTS; NON-DIVERSIFIED PORTFOLIOS

         Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries. Portfolio Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Portfolio Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

LEVERAGE

         Some or all of the Portfolio Funds may borrow money from brokers and banks for investment purposes. This practice, which is known as engaging in "leverage" or making purchases on "margin," is speculative and involves certain risks. The Fund may also borrow money under limited circumstances. See "Investment Objective and Principal Strategies."

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers, and other financial institutions.

         Although leverage will increase investment return if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investment in the Portfolio Fund. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio

Fund's net assets, the Portfolio Fund's investment adviser might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Portfolio Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate.

         Portfolio Funds may not be subject to the same or similar asset coverage requirements that the Investment Company Act imposes in connection with borrowing. Therefore, Portfolio Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than would be permitted for a registered investment company. In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of any applicable or self-imposed asset coverage requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. See also "Principal Risk Factors Relating to the Fund."

         If the Fund uses borrowed money to make an investment in a Portfolio Fund that uses leverage or purchases securities on margin, the Fund will in effect be doubly leveraged, meaning that small changes in the Portfolio Fund's value may be greatly magnified at the Fund level.

SHORT SALES

         Some or all of the Portfolio Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Portfolio Funds believe possess volatility characteristics similar to those being hedged. In addition, the Portfolio Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to a Portfolio Fund. The risk of loss on a short sale is theoretically unlimited.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of a Portfolio Fund's investment portfolio.

MONEY MARKET AND OTHER LIQUID INSTRUMENTS

         Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their investment advisers deem appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit, and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

         Portfolio Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in Portfolio Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES, INCLUDING
DERIVATIVE INSTRUMENTS

         Portfolio Funds may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. These strategies may be executed through transactions in derivative instruments ("Derivatives"). The instruments the Portfolio Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         Some or all of the Portfolio Funds may invest in, or enter into transactions involving, Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of Derivatives include, but are not limited to, options contracts, futures contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other Derivatives that the Portfolio Funds may use is provided in the Fund's SAI.

         A Portfolio Fund's use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Portfolio Fund's portfolio as a whole. Derivatives permit a Portfolio Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Portfolio Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance. If a Portfolio Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's return or result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

         Engaging in these transactions involves risk of loss to the Portfolio Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

         Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS

         A Portfolio Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.

         A Portfolio Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an investment adviser of a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Fund's investment adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no general requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

SWAP AGREEMENTS

         Some or all of the Portfolio Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

         Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         Some or all of the Portfolio Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

LENDING PORTFOLIO SECURITIES

         Some or all of the Portfolio Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Portfolio Funds may not be subject to the same borrowing limitations that apply to registered investment companies. A Portfolio Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

RESTRICTED AND ILLIQUID INVESTMENTS

         Portfolio Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

         Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

PORTFOLIO FUNDS' INVESTMENT STRATEGIES

         The Fund anticipates that many of the Portfolio Funds in which the Fund invests will seek, among other things, to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Portfolio Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Fund will have success in achieving any goal related to such practices. The Portfolio Funds may be unable or may choose in their judgment not to achieve such goals.

LIMITS OF RISK DISCLOSURE

         The above discussions and the discussions in the Fund's SAI on various risks associated with the Fund, the Units, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the Fund's SAI, and the Operating Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

                             MANAGEMENT OF THE FUND

         The Board of Directors of the Fund has broad supervision over the affairs of the Fund. At least a majority of the Board are and will be persons who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act. See "Directors and Officers" in the Fund's SAI for identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

         J.&W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, is the Investment Manager of the Fund. Subject to the authority of the Fund's Board of Directors, the Investment Manager is responsible for the Fund's investments (with the assistance of the Adviser) and administers the Fund's business and other affairs. Established in 1864, the Investment Manager currently serves as manager to twenty-three U.S. registered investment companies, which offer more than sixty investment portfolios with approximately $11.4 billion in aggregate assets as of December 31, 2002. The Investment Manager also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2002 of approximately $7.5 billion. Mr. William C. Morris, Chairman of the Investment Manager and Chairman of the Board of Directors of the Fund, owns a majority of the outstanding voting securities of the Investment Manager.

         Evaluation Associates Capital Markets, Inc. (EACM), 200 Connecticut Avenue, Norwalk, Connecticut 06854, is the Adviser to the Fund. The Adviser is responsible for providing the day-to-day investment management services to the Fund. All investment decisions by the Adviser are subject to the review and approval of the Investment Manager.

         EACM is a Delaware corporation, formed in 1987. It is affiliated with EAI Partners, LP (Evaluation Associates), a leading investment consulting firm which advises clients with more than $100 billion of assets. EACM, along with its affiliates, has more than 20 years experience with multi-manager absolute return portfolios for institutional and other investors. As of December 31, 2002, EACM, along with its affiliates, is the investment adviser for absolute return portfolios totaling approximately $1.8 billion in assets.

PORTFOLIO MANAGER

         Investment decisions are made by a committee of the Adviser. The Adviser's investment decisions are supervised by the Chief Investment Officer of the Investment Manager and his staff, and all decisions are subject to their review and final approval.

                               FEES AND EXPENSES

INVESTMENT MANAGEMENT FEE

         The Fund will pay the Investment Manager a monthly investment management fee equal to [ ]% of the Fund's month-end net assets (which are calculated excluding borrowings and other leverage and before giving effect to any contributions or repurchases by the Fund of Units as of that month's end). This is equivalent to an annual fee rate of [ ]%. This management fee is higher than the advisory fees paid by most U.S. investment companies although the Investment Manager believes the management fee is comparable to those charged by similar funds.

         The Investment Manager will pay the Adviser a monthly fee equal to 50% of the amount of the investment management fee earned during each month.

INVESTOR SERVICING FEE

         The Fund will pay a quarterly fee to the broker-dealers and certain other financial intermediaries that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers. This fee will be [ ]% per annum based on the Fund's month-end net assets serviced by such broker-dealers and financial intermediaries for their customers. The amount of the investor servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc.

OTHER EXPENSES OF THE FUND

         The Fund pays a management fee to the Investment Manager plus all its expenses other than those assumed by the Investment Manager. All expenses, including the management fees, will be paid by the Fund out of its assets and charged against investors' capital accounts. The expenses of the Fund include, but are not limited to, the investor servicing fee; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; fees and expenses of independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including the Fund's tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Unitholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Unitholders' meetings; expenses of corporate data processing and related services; Unitholder recordkeeping and Unitholder account services, fees, and disbursements; fees and expenses of the Directors not employed by the Investment Manager, the Adviser or their respective affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains. The Fund also will pay organizational and offering expenses estimated at [ ].

         The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Portfolio Funds will pay asset-based fees to their investment advisers and generally may pay performance-based fees or allocations to the investment advisers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Fees payable to investment advisers of the Portfolio Funds will generally range from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits or performance.

DISTRIBUTION EXPENSES

         Pursuant to the Distributing Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distributing Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund's prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

                                CONTROL PERSONS

         As of [ ], 2003, all of the Units outstanding as of that date were owned by [ ]. Accordingly, as of that date, [ ] may be deemed to "control" the Fund as that term is defined in the Investment Company Act. Units held by [ ] may constitute more than 25% of the outstanding Units after the closing of the initial public offering of Units, depending on the aggregate investments made in the Fund by other persons. [[ ] is an affiliate of the Investment Manager.]

                                     VOTING

         Each Unitholder will have the right to cast a number of votes based on the value of such Unitholder's respective capital account at any meeting of Unitholders called by the (i) Directors or (ii) Unitholders holding not less than two-thirds of the Units issued and outstanding and entitled to vote thereat. Unitholders will be entitled to vote on any matter required to be submitted for unitholder approval by the Investment Company Act, including selection of Directors and approval of the Investment Management Agreement or Subadvisory Agreement. Except for the exercise of their voting privileges, Unitholders will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                             CONFLICTS OF INTEREST

THE INVESTMENT MANAGER, THE ADVISER AND THEIR RESPECTIVE AFFILIATES

         The Investment Manager, the Adviser and their respective affiliates and their directors, trustees, managers, members, or employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions, and individual clients. Also, the Investment Manager, the Adviser and their officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities.

         The Investment Manager, the Adviser or their affiliates may determine that an investment opportunity in a particular Portfolio Fund is appropriate for one of their clients or for itself or its officers, directors, partners, members, or employees, but the Investment Manager or the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which the Investment Manager, the Adviser or their clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Investment Manager, the Adviser or their clients and any of their respective officers, directors, partners, members, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in a particular investment vehicle or investment.

         The Investment Manager, the Adviser or their clients may have an interest in an account managed by, or enter into relationships with, an investment adviser of a Portfolio Fund or its affiliates on terms different than an interest in the Fund.

         The Adviser and its affiliates, including its officers, directors, partners, members, or employees, may own the securities of Portfolio Funds held by the Fund or securities that are held by those Portfolio Funds. However, in making investment recommendations for the Fund, the Adviser does not obtain or use material inside information and does not base any of its investment recommendations with respect to the Fund with consideration to its own investments in the issuers of securities that are held by the Portfolio Funds or the Fund. Moreover, all investment recommendations by the Adviser are subject to the approval of the Investment Manager, which does not and will not directly own any Portfolio Funds in which the Fund will invest.

INVESTMENT ADVISERS TO THE PORTFOLIO FUNDS

         Conflicts of interest may arise from the fact that the investment advisers of the Portfolio Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Portfolio Funds may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Fund. The investment advisers of the Portfolio Funds may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

         Each investment adviser of a Portfolio Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of a Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund will differ from those of the other managed accounts. Accordingly, prospective Unitholders should note that the future performance of a Portfolio Fund and its investment adviser's other accounts will vary.

         When an investment adviser of a Portfolio Fund determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the investment adviser of the Portfolio Fund believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades.

         Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an investment adviser of a Portfolio Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

         Each investment adviser of a Portfolio Fund and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the investment adviser of the Portfolio Fund that are the same, different, or made at a different time than positions taken for the Fund.

         Investment advisers of the Portfolio Funds may purchase investments that are issued, or are the subject of an underwriting or other distribution, by the Investment Manager, the Adviser or their affiliates. An investment adviser of a Portfolio Fund may invest, directly or indirectly, in the securities of companies affiliated with the Investment Manager, the Adviser or their affiliates or in which they have an equity or participation interest. The purchase, holding, and sale of such investments by an investment adviser of a Portfolio Fund may enhance the profitability of the Investment Manager, the Adviser or their affiliates' own investments in such companies.

                                    OUTSTANDING SECURITIES

                                                                    AMOUNT OUTSTANDING AS OF [       ],
                                                AMOUNT HELD BY       2003, EXCLUSIVE OF AMOUNT SHOWN
                                    AMOUNT    REGISTRANT FOR ITS     UNDER "AMOUNT HELD BY REGISTRANT
       TITLE OF CLASS             AUTHORIZED       ACCOUNTS                FOR ITS ACCOUNTS"

Limited Liability Company Units    Unlimited         N/A                         $[      ]



                              REPURCHASES OF UNITS

NO RIGHT OF REDEMPTION

         No Unitholder will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

REPURCHASES OF UNITS

         The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your Units on a daily basis. In addition, the Fund does not expect any trading market to develop for its Units. As a result, if you invest in the Fund you will have very limited opportunity to sell your Units.

         The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase a portion of its outstanding Units. In determining whether the Fund should offer to repurchase Units, the Board will consider, among other things, the recommendation of the Investment Manager. The Fund may require that a minimum capital account balance be maintained in the case where an investor tenders some but not all of its Units for repurchase. The Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase Units from Unitholders up to 2% of the outstanding Units on a quarterly basis commencing in 2004, but no earlier than six months after the initial closing date. If the Fund does offer to repurchase Units, due to Federal income tax laws, the amount of Units the Fund may repurchase will be limited. Under current tax law, for Federal income tax purposes, the Fund generally may not redeem more than 10% of its Units per calendar year. The Board of the Fund also will consider the following factors, among others, in making such determination:

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o    the anticipated tax consequences of any proposed repurchases of Units.

         When and if a repurchase offer commences, the Fund will send a notification of the offer to Unitholders via their financial intermediaries. The notification will specify, among other things:

     o    the percentage of Units that the Fund is offering to repurchase.

     o    the date on which a Unitholder's repurchase request is due.

     o the date that will be used to determine the Fund's net asset value applicable to the Unit repurchase.

     o the date by which Unitholders will receive the proceeds from their sales.

     o    the net asset value of the Units of the Fund most recently determined.

         The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. Your Units of the Fund must be held through a selected broker or dealer. Certificated Units will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased Units.

         THE DUE DATE FOR REPURCHASE REQUESTS IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your Units until a subsequent repurchase offer, and you will have to resubmit your request for that subsequent repurchase offer. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

PRO RATA PURCHASE OF UNITS IN THE EVENT OF AN OVERSUBSCRIBED
REPURCHASE OFFER

         The percentage determined by the Board of Directors for each repurchase offer will set a maximum number of Units that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional Units, as determined by the Board in its discretion, subject to applicable Federal income tax considerations. If the Fund determines not to repurchase additional Units beyond the repurchase offer amount, or if Unitholders tender an amount of Units greater than that which the Fund is entitled to purchase, the Fund will repurchase the Units tendered on a pro rata basis.

         If the pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the Business Day following the due date. The number of Units each investor asked to have repurchased will be reduced by the same percentage. If any Units that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Units you wish to sell in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of pro-ration, some Unitholders may tender more Units than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO SELL AS MANY OF YOUR UNITS AS YOU DESIRE TO SELL.

         The Fund may suspend or postpone a repurchase offer at any time, subject to applicable law.

DETERMINATION OF REPURCHASE PRICE

         The repurchase price for a particular repurchase payable in respect of a repurchased Unit will be equal to the Unit's net asset value on the date specified in the notice. The Fund's net asset value per Unit may change substantially in a short time as a result of developments at the Portfolio Funds in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on Portfolio Funds that are not publicly traded. The Fund's net asset value per Unit may change materially between the date a repurchase offer is mailed, the due date for the repurchase request and the net asset value determination date. It may also change materially between the net asset value determination date and the date proceeds are subsequently distributed. For the method by which the Fund calculates net asset value, see "Net Asset Valuation."

PAYMENT

         The repurchase price for a particular repurchase payable in respect of a repurchased Unit will be based upon the Unit's net asset value on the net asset value determination date and not the Unit's net asset value as of the time the proceeds are distributed. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification but, in any event, currently no less than sixty days following the due date for the repurchase request (including extensions).

CONSEQUENCES OF REPURCHASE OFFERS

         Repurchase offers may be funded from available cash or sales of Portfolio Funds. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Unitholders who do not tender their Units into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. The sale of Portfolio Funds to fund repurchases could adversely affect the Portfolio Funds or reduce the market price of the securities held by those Portfolio Funds, which would in turn reduce the Fund's net asset value.

         Repurchase of the Fund's Units will tend to reduce the number of outstanding Units and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

         In addition, the repurchase of Units by the Fund will be a taxable event to Unitholders. For a discussion of these tax consequences, see "Taxes."

         In accordance with the terms and conditions of the Fund's Operating Agreement, the Fund may cause a mandatory redemption of Units of a Unitholder or any person acquiring Units from or through a Unitholder if the Board or, on behalf of the Board, the Investment Manager determines or has reason to believe that, among other things:

     o one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death dissolution, bankruptcy, or incompetency of a Unitholder;

     o ownership of Units by such Unitholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Unitholders to an undue risk of adverse tax or other fiscal consequences;

     o any representation or warranty made by a Unitholder in connection with the acquisition of Units was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

         Unitholders whose Units are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Unitholder's purchase of the Units.

                               TRANSFERS OF UNITS

         No person shall become a substituted Unitholder without the consent of the Fund, which consent may be withheld in its sole and absolute discretion. Units held by Unitholders may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Unitholder or (ii) under extremely limited circumstances, and, in either case, with the written consent of the Fund (which may be withheld in its sole and absolute discretion). The Fund generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Unitholder's immediate family (siblings, spouse, parents, and children). The Fund may require that any notice to the Fund of any proposed transfer include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Eligible Investors." The Fund may in its discretion withhold consent to a transfer of a Unit by a Unitholder if such transfer is to other than a single transferee or if, after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is less than $10,000, or such other amount as the Distributor may determine. Each transferring Unitholder and transferee agree to pay all expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer, unless otherwise waived by the Fund with respect to a specific transfer. If a Unitholder transfers a Unit with the approval of the Fund, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Unitholder. By subscribing for a Unit, each Unitholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, the Adviser, or each other Unitholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities (including, but not limited to, tax liabilities), costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Unitholder in violation of the Operating Agreement or any misrepresentation made by that Unitholder in connection with any such transfer.

                              NET ASSET VALUATION

         The net asset value of the Fund will be calculated as of the close of The New York Stock Exchange on the last Business Day of each month, or such other day as the Board may determine (each a "Valuation Date"). The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each Valuation Date ordinarily will be the value determined as of such date for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported as of the Valuation Date. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will be determined by reference to the net asset value of the Portfolio Fund as of the time of valuation, based on information reasonably available and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a final or estimated value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available as of the time the Fund values its portfolio. In addition, the net asset values or other valuation information received by the Adviser from a Portfolio Fund will typically be estimates, and may be subject to later adjustment or revision by that fund. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate previous net asset values to reflect an adjustment or revision by a Portfolio Fund.

         Prior to investing in any Portfolio Fund, the Investment Manager and the Adviser will conduct a review of the valuation methodology used by the Portfolio Fund. It is anticipated that, as a general matter, such methodologies will utilize market value when available, and otherwise utilize the principles of fair value the Investment Manager, in consultation with the Adviser, reasonably believes to be consistent with the requirements of the Investment Company Act. None of the Investment Manager, the Adviser or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Funds (which are unaudited).

                        CAPITAL ACCOUNTS AND ALLOCATIONS

         The Fund will maintain a separate capital account for each Unitholder (including the Investment Manager or the Adviser or their respective affiliates in respect of any capital contribution to the Fund by the Investment Manager or the Adviser or their respective affiliates, as a Unitholder), which will have an opening balance equal to the Unitholder's initial contribution to the capital of the Fund. Each Unitholder's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Unitholder to the capital of the Fund, plus any amounts credited to the Unitholder's capital account as described below. Similarly, each Unitholder's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Unitholder, plus the amount of any distributions to the Unitholder that are not reinvested, plus any amounts debited against the Unitholder's capital account as described below.

         Capital accounts of Unitholders are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year; (ii) the day preceding any day on which a contribution to the capital of the Fund is made; (iii) any day on which the Fund repurchases any Units of any Unitholder; (iv) any day in which there is any distribution to a Unitholder; (v) any day on which any amount is credited to or debited against the capital account of any Unitholder other than an amount to be credited to or debited against the capital accounts of all Unitholders in accordance with their respective investment percentages; or (vi) any other date as established by the Board. An investment percentage will be determined for each Unitholder as of the start of each fiscal period by dividing the balance of the Unitholder's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Unitholders as of that date, after giving effect to additional contributions as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

         Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Unitholders as of the last day of the fiscal period in accordance with Unitholders' respective investment percentages for such fiscal period. Net profits or net losses in a fiscal period will be measured as the change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses) during that fiscal period, before giving effect to any repurchase by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Unitholders other than in accordance with the Unitholders' respective investment percentages.

         Allocations for Federal income tax purposes generally will be made pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder (the "Regulations"), and among the Unitholders so as to reflect equitably amounts credited or debited to each Unitholder's capital account for the current and prior fiscal years. Allocations for Federal income tax purposes may not necessarily be the same as allocations for financial reporting (i.e., "book") purposes. See "Taxes."

         Withholding taxes or other tax obligations incurred by the Unitholder that are attributable to any Unitholder will be debited against the capital account of that Unitholder as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Unitholder will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Unitholder and any successor to the Unitholder's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Unitholder, although in the event that the Fund determines that a Unitholder is eligible for a refund of any withholding tax, it may, at the request and expense of that Unitholder, assist the Unitholder in applying for the refund.

RESERVES

         Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Unitholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

                                     TAXES

         The following is a summary of the material aspects of the Federal income taxation of the Fund and its Unitholders that should be considered by a prospective Unitholder. The Fund has not sought a ruling from the IRS or any other Federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor will it obtain an opinion of counsel with respect to any tax issues, except as described below. Further, this summary does not discuss the state, local, or foreign tax consequences that may be relevant to a particular investor.

         This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, existing and proposed regulations under the Code (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change and possibly with retroactive effect. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws.

         EACH PROSPECTIVE UNITHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

         The foregoing is a summary of some of the tax rules and considerations affecting Unitholders, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Unitholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Unitholders. It is the responsibility of each Unitholder to file all appropriate tax returns that may be required. Each prospective Unitholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Unitholder is urged to consult with its own counsel regarding the acquisition of Units. See "Investment by Qualified Retirement Plans and Other Tax-Exempt Investors" below and also "ERISA Considerations."

CLASSIFICATION OF THE FUND

         In the opinion of Sullivan & Cromwell LLP, counsel to the Fund, the Fund will be classified as a partnership for Federal income tax purposes, and will not be classified as a publicly traded partnership or a corporation taxable as an association for Federal income tax purposes.

         Section 7704 of the Code defines a "publicly traded partnership" as a partnership where either (a) interests in that partnership are traded on an established securities market or (b) interests in the partnership are tradable on a secondary market or the substantial equivalent thereof (collectively, a "secondary market"). Units in the Fund are not and will not be tradable on an established securities market. Further, we believe that Units in the Fund will not be treated as being tradable on a secondary market or the substantial equivalent thereof.

         The opinion of counsel described above, however, is not binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund. In addition, distributions by the Fund would be treated as dividend income when received by the Unitholders to the extent of the current or accumulated earnings and profits of the Fund.

         UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS BEING AN INVESTOR IN AN INVESTMENT FUND.

         As an entity taxed as a partnership, the Fund is not itself subject to Federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of operations. Each Unitholder will be required to report separately on its income tax return its share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Unitholder will be taxed on its share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. If the Portfolio Funds are also treated as partnerships for Federal income tax purposes, the Fund, and therefore Unitholders, will recognize taxable income to the extent of the Fund's share of the taxable income of the Portfolio Funds. The Fund generally will have no power to control the timing of cash distributions by the Portfolio Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Unitholders. The amount and timing of any distributions will be determined in the sole discretion of the Board. ACCORDINGLY, IT IS LIKELY THAT A UNITHOLDER'S SHARE OF TAXABLE INCOME FROM THE FUND (AS WELL AS THE TAXES IMPOSED ON THAT INCOME) COULD EXCEED THE DISTRIBUTIONS, IF ANY, HE, SHE OR IT RECEIVES FROM THE FUND. As a result, Unitholders will be required each year to pay any applicable Federal and state taxes on their respective share of the Fund's taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Unitholder from other sources. As discussed below, Unitholders will be furnished with a tax information report annually stating each Unitholder's respective share of the Fund's tax items.

ALLOCATION OF PROFITS AND LOSSES

         Under the Operating Agreement, and for "book purposes," the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the Unitholders and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes and these allocations may not necessarily have an effect on a Unitholder's Federal income tax liability.

         Specifically for Federal income tax purposes, the Operating Agreement provides that items of income, deduction, gain, loss, or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Unitholders pursuant to Regulations promulgated under Section 704 of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Unitholder's capital account for the current and prior fiscal years. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains.

         Under the Operating Agreement, the Fund has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Unitholder to the extent that the Unitholder's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Fund makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Fund's gains allocable to the remaining Unitholders would be increased.

DISTRIBUTIONS AND ADJUSTED BASIS

         The receipt of a cash distribution from the Fund by a Unitholder generally will not result in the recognition of gain or loss for Federal income tax purposes. However, as noted above, a Unitholder will be taxed on its share of the Fund's taxable income. Cash distributions in excess of a Unitholder's adjusted tax basis for its interest (including any distributions in connection with a repurchase of Units) will generally result in the recognition by such investor of gain in the amount of such excess.

         A Unitholder's tax basis for its interest in the Fund will include the amount of money the Unitholder contributed to the Fund. A Unitholder's tax basis will be increased by the Unitholder's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Unitholder and by the Unitholder's respective share of any taxable losses and nondeductible expenditures.

LIMITATIONS ON LOSSES AND DEDUCTIONS

         A Unitholder's ability to deduct its share of the Fund's losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that the Fund's losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset a Unitholder's share of income in subsequent years. Each prospective Unitholder should consult with its own tax adviser to determine the extent to which the deduction of its share of the Fund's losses and expenses may be limited.

REPURCHASE OF A UNIT

         Generally, the repurchase of a Unit by the Fund will result in the recognition of gain or loss for Federal income tax purposes. This gain or loss will generally equal the difference between (a) a Unitholder's amount realized upon repurchase (generally, the amount of cash and the fair market value of any property received in respect of such Unit, decreased by the amount of Fund liabilities allocated to such Unit) and (b) a Unitholder's adjusted tax basis in the repurchased Unit. Any such gain or loss will generally be long term gain or loss if a Unitholder has held such Unit for more than one year at the time of repurchase.

POTENTIAL FOREIGN INVESTMENTS

         The Fund or the Portfolio Funds may make investments that may involve additional foreign tax issues. The tax consequences to Unitholders depend in large part on the activities and investments of the Portfolio Funds in which the Fund invests, and such Portfolio Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Portfolio Funds.

FUND TAX RETURNS AND TAX INFORMATION

         The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. Income or loss of a Portfolio Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if earned or incurred by the Fund on the last day of the Portfolio Fund's fiscal year. The Fund may not receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Unitholders to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Unitholders should be prepared to obtain extensions of time to file their income tax returns.

         The investment advisers of the Portfolio Funds generally will not prepare income tax information returns of the Portfolio Funds in which the Fund invests, which generally will be prepared by management and/or independent accountants for each such Portfolio Fund. An audit of the Fund's or a Portfolio Fund's information return may affect the tax consequences of an investment in the Fund by a Unitholder and may cause audits of the returns of the Unitholder. The activities of Portfolio Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Unitholders in the Fund.

STATE, LOCAL, AND FOREIGN TAXES

         In addition to the Federal income tax consequences summarized above, prospective investors should consider the potential state, local, and foreign tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in jurisdictions based on the Fund's investments in entities that conduct business in those jurisdictions. Unitholders of the Fund may be subject to tax in jurisdictions depending on the activities of the Portfolio Funds in which the Fund invests and the laws of those jurisdictions. Prospective investors should consult their tax advisers with respect to the state, local, and foreign tax consequences that may be relevant to their investment in the Fund.

INVESTMENT BY QUALIFIED RETIREMENT PLANS AND
OTHER TAX-EXEMPT INVESTORS

         Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), IRAs, educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from Federal income tax except to the extent that they have UBTI. UBTI is income from an unrelated trade or business regularly carried on, generally excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as generally, it is not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Portfolio Funds therefore will be reported to the Fund and, in turn, its Unitholders. In addition, income derived from debt-financed property, that is, property as to which there is "acquisition indebtedness," is UBTI. Specifically, acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

         To the extent that the Fund incurs debt to purchase any interests in Portfolio Funds, or other assets, a portion of the Fund's income will be UBTI. In addition, income from a Portfolio Fund in which the Fund invests will constitute UBTI to the extent that the Portfolio Fund acquired its assets with "acquisition indebtedness." Any UBTI realized by a Portfolio Fund that is taxed as a partnership must be taken into account by the Fund and its Unitholders and the Fund has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund's taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at tax rates as would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Portfolio Funds in which it invests sufficient to determine the Fund's share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

         Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year. For this reason an investment in the Fund may be unsuitable for such trusts.

         The foregoing discussion is intended to apply primarily to qualified retirement plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. Tax exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries of an employee pension or profit sharing plan subject to ERISA (an "ERISA Plan") should consider, in determining whether to invest in the Fund, that ERISA imposes certain responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence and diversification of investments and the obligation to avoid prohibited transactions. An ERISA fiduciary considering investing in the Fund should specifically consider the applicable liquidity restrictions, the potential UBTI discussed in the "Taxes" section and the appropriateness of the investment in view of the ERISA Plan's investment policy and portfolio.

         The Fund's liquidity restrictions may make it an inappropriate investment for individual retirement accounts and certain owner-dominated Keogh plans. Such plans are not subject to ERISA, but are separately subject to the prohibited transaction restrictions in the Code discussed below. Such plans may not be able to satisfy their liquidity and distribution needs as a result of investment in the Fund.

         Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Investment Manager nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Unitholder of the Fund, solely as a result of the ERISA Plan investment in the Fund.

         ERISA Plan and other benefit plan investors ("Plans") which have relationships with the Investment Manager or the Adviser should be aware ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest (including a service provider or fiduciary) and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan fiduciaries will be required to represent that they are independent of affiliated persons, and that they have not relied on any individualized advice or recommendations of affiliated persons as a primary basis for the decision to invest in the Fund.

         Potential ERISA Plan and other benefit plan investors should consult with their legal advisors regarding the prohibited transaction rules, the required representations, and other consequences under ERISA and the Code of the acquisition and ownership of Units.

                              INVESTOR SUITABILITY

         An investment in the Fund involves a considerable amount of risk. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of investment. Prior to making an investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation, (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult your broker and financial advisor to determine whether your risk profile is suitable for this investment. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations and retirement plans. See "Taxes -- Investment By Qualified Retirement Plans and Other Tax-Exempt Investors." You should invest in the Fund only money that you can afford to lose, and should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

                               PURCHASE OF UNITS

INITIAL OFFERING

         The Fund is party to a Distributing Agreement with the Distributor, its principal underwriter. The Distributor, which is a subsidiary of, and shares the same address as, the Investment Manager, is offering the Fund's Units on a best efforts basis. This offering will be made through a group of brokers and dealers selected by the Distributor. In the initial offering the Fund intends to raise at least $50 million. The Units will be offered during an initial offering period at the public offering price of $9.65 per Unit plus a sales charge of up to $0.35 per Unit, for a total offering price of up to $10.00. The closing date for the purchase of Units in the initial offering is on or about [ ], 2003 (or such earlier or later date as the Distributor may determine). Consult with your broker or dealer to ensure that this deadline is met. Reductions in the sales charge are available depending upon the amount of purchase:


                                                                TOTAL OFFERING
                                        SALES     SALES CHARGE    PRICE PER
AMOUNT OF PURCHASE                    CHARGE (%)   PER UNIT          UNIT
------------------

Under $100,000                           3.50        $0.35          $10.00
$100,000 but less than $250,000          3.00         0.30            9.95
$250,000 but less than $500,000          2.25         0.22            9.87
$500,000 but less than $1,000,000        1.75         0.17            9.82
$1,000,000 or more                       0.00         0.00            9.65

         The Board may, in its discretion, suspend the offering of Units at any time or permit purchases on a more frequent basis. The Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The following persons are eligible to purchase Units at net asset value, without payment of the sales charge: directors of the Fund and directors/trustees of other funds managed by the Investment Manager; employees of the Investment Manager and the Adviser; employees of broker-dealers that offer the Fund or mutual funds managed by the Investment Manager; and those partners and employees of outside legal counsel to the Fund or its directors who regularly provide advice and services to the Fund, to other funds managed by the Investment Manager, or to their directors. In addition, Units that are purchased for customer accounts by investment advisers who receive a fee based on assets under management will not be charged a sales charge.

         No market exists for the Fund's Units. The Fund's Units will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its Units. Neither the Distributor, nor any broker or dealer selected by the Distributor to participate in the initial offering of the Fund's Units, intends to make a market in the Fund's Units.

         The Fund has agreed to indemnify the Distributor, and the Distributor has agreed to indemnify each selected broker and dealer, against certain liabilities, including liabilities under the Securities Act of 1933.

CONTINUOUS OFFERING

         Commencing not less than three months after the closing of the initial offering, the Fund expects to commence a continuous offering of its Units. Any continuous offering may be discontinued at any time without notice. During any continuous offering of the Fund's Units, Units of the Fund may be purchased only from selected brokers and dealers. During any continuous offering, the Fund's Units will be offered at a price equal to the net asset value per Unit plus a maximum sales charge of up to 3.5% of the offering price (or 3.63% of the net asset value per Unit). Reductions in the sales charge will be available as described above under "Initial Offering." After the initial offering, initial purchases and additional capital contributions to the Fund generally will be accepted monthly on the last Business Day of each month. All purchases are subject to the receipt of cleared funds approximately three Business Days after this acceptance date. Confirmations as to the number of Units purchased will be issued approximately 20 days later.

         If the Fund commences a continuous offering, reductions in the sales charge may also be available depending upon the total cost of the Units you purchase. A right of accumulation may allow you to combine the total cost of the Units you purchase in the initial offering and in any future continuous offerings to permit you to have the benefit, if you qualify, of a reduced sales charge for your then current Unit purchase. However, the total cost of the Units owned by you will only be taken into account in orders placed through a broker or dealer if you notify your broker or dealer that you wish to take advantage of the right of accumulation and provide sufficient information to permit confirmation of the total cost of the shares of the Fund you own at the time that the subsequent purchase is made.

INVESTOR SERVICING FEE

         The Fund will pay a quarterly fee to the broker-dealers and certain other financial intermediaries that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers. This fee will be [ ]% per annum based on the Fund's month-end net assets serviced by such broker-dealers and financial intermediaries for their customers.

OPENING AN ACCOUNT WITH THE FUND

         To make an investment in the Fund, contact your financial advisor. Investors must be "Eligible Investors" to purchase Units. The term "Eligible Investor" includes: (i) a natural person who (a) had an income in excess of $200,000 in each of the two most recent years (or joint income with a spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year, or (b) has a net worth (or joint net worth with a spouse) in excess of $1,000,000 (net worth for this purpose meaning total assets minus total liabilities); (ii) a director or executive officer of the Fund; or (iii) certain entities that are "accredited investors" within the meaning of Rule 501 under the Securities Act of 1933. Accounts may be opened only through selected brokers and dealers, who may require investors to certify that they are an "Eligible Investor."

         Units are not available in certificated form. Units may be transferred to an account at another broker or dealer only if the broker or dealer has entered into an agreement with the Distributor relating to Units of the Fund. The required minimum initial investment in the Fund is $50,000, inclusive of applicable sales charges. Additional investments during a continuous offering, if any, must be at least $5,000. The Board, in its discretion, may increase or reduce the minimum additional capital contribution.

                              GENERAL INFORMATION

DESCRIPTION OF THE FUND

         The Fund is registered under the Investment Company Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on December 23, 2002, and has limited operating history. The Fund's office is located at 100 Park Avenue, New York, New York 10017. The Fund's Prospectus and SAI are available upon request and without charge by writing to the Distributor at 100 Park Avenue, New York, New York 10017. The telephone number of the Fund is [ ].

LIQUIDATING TRUST

         The Board may, at its discretion if determined to be in the best interests of Unitholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in expenses that the Unitholders would bear indirectly. There are no current plans to liquidate the Fund.

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT

         An investor in the Fund will be a Unitholder of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement that is included as Appendix A to this Prospectus. An investor and his or her advisers should carefully review the Operating Agreement as each Unitholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

UNITS; UNITHOLDERS

         Each Unit represents a capital contribution of $9.65 at the initial closing. Persons who purchase Units will be Unitholders of the Fund. The Adviser and the Investment Manager and their affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Unitholders of the Fund. The Adviser and the Investment Manager and their affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Units or have their Units repurchased by the Fund without notice to Unitholders. Any purchase or repurchase of Fund Units by the Adviser and the Investment Manager or their affiliates will occur only on the Fund's terms and conditions as set forth in this Prospectus and the Fund's SAI.

         In addition, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

         Persons to whom Units are transferred in accordance with the Operating Agreement will be Unitholders of the Fund, subject to such person meeting any transferability requirements. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement. By subscribing for a Unit, each Unitholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, the Adviser, each other Unitholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Unitholder in violation of the Operating Agreement or any misrepresentation made by that Unitholder in connection with any such transfer.

LIABILITY OF UNITHOLDERS

         Under the Operating Agreement and to the fullest extent permitted by applicable law, each Unitholder will not be liable for the Fund's debts, obligations, or liabilities in any amount in excess of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal). A Unitholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Unitholder in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets. See "Capital Accounts and Allocations."

DUTY OF CARE

         The Operating Agreement provides that a Director or officer of the Fund shall not be liable to the Fund or to any of its Unitholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act). The Operating Agreement also contains provisions for the indemnification by the Fund of any person who is or was a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund to the maximum extent permitted by applicable law. The Operating Agreement also provides that the Fund may advance the reasonable expenses incurred by a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) who is a party to a proceeding to the maximum extent permitted by applicable law. The rights of indemnification and advancement of expenses provided by the Operating Agreement shall neither be exclusive of, nor be deemed in limitation of, any right to which any person may otherwise be entitled or permitted by contract or otherwise. Notwithstanding these rights of indemnification and advancement of expenses, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund shall be indemnified against any liability to the Fund or its Unitholders to which such indemnitee is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee's office. In the case of criminal proceedings, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) shall be indemnified for any penalty or expense incurred by such person or persons in connection with such proceedings in circumstances where such person or persons had reasonable cause to believe that the act or omission was unlawful.

AMENDMENT OF THE OPERATING AGREEMENT

         The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including the vote of a majority of the Independent Directors, if required by the Investment Company Act) and without the approval of the Unitholders unless the approval of Unitholders is required by the Investment Company Act. However, certain amendments to the Operating Agreement involving capital accounts and allocations thereto and modification of events causing dissolution of the Fund may not be made without the written consent of any Unitholder adversely affected thereby or unless each Unitholder has received written notice of the amendment and any Unitholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

TERM, DISSOLUTION, AND LIQUIDATION

         The Fund shall be dissolved:

          o upon the affirmative vote to dissolve the Fund by: (i) the affirmative vote of two-thirds of the total number of Directors; or (ii) Unitholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Unitholders;

          o    as required by operation of law; or

          o    as set forth in the Operating Agreement.

         Upon the occurrence of any event of dissolution, the Board, acting directly or through a liquidator it selects, shall as soon as is reasonably practicable liquidate the business and administrative affairs of the Fund. If the Board is unable to perform this function, a liquidator elected by Unitholders holding a majority of the total number of votes eligible to be cast by all Unitholders shall as soon as is reasonably practicable liquidate the business and administrative affairs of the Fund. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

         Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Unitholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities, or obligations owing to the Unitholders; and
(iii) finally to the Unitholders on a pro rata basis the positive balances of their capital accounts after giving effect to all allocations to be made to such Unitholders capital accounts for the fiscal period ending on the date of the liquidating distributions. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Unitholders in facilitating an orderly liquidation.

REPORTS TO UNITHOLDERS

         The Fund will furnish to Unitholders as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The preparation of such information by the Fund is, in part, dependent upon the receipt of tax information from Portfolio Funds. A delay by a Portfolio Fund in providing this information could delay the Fund's preparation of tax information for investors, which will require Unitholders to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. Accordingly, Unitholders should be prepared to obtain extensions of time to file their income tax returns. The Fund anticipates sending to Unitholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Unitholders also will be sent quarterly statements regarding their account with the Fund.

FISCAL YEAR

         For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

ACCOUNTANTS AND LEGAL COUNSEL

         The Board, upon recommendation of the Audit Committee, has selected [ ] as the independent public accountants of the Fund. [ ]'s principal business address is located at [address].

         The law firm of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, serves as general counsel to the Fund.

                            TABLE OF CONTENTS OF SAI

Additional Investment Policies...............................................
Directors and Officers.......................................................
Investment Advisory and Other Services.......................................
Control Persons..............................................................
Experts......................................................................
Custodian, Stockholder Service Agent and Dividend Paying Agent...............
Brokerage Commissions........................................................
Calculation of Fees..........................................................
Financial Statements.........................................................
Appendix A...................................................................

                                                                      APPENDIX A

                  SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT of Seligman EACM Absolute Return Strategies LLC (the "Fund") is made effective as of [ ] by and among the Organizational Member, the Investment Manager, the Adviser and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H:

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate dated as of December 23, 2002 and filed with the Secretary of State of the State of Delaware on December 23, 2002;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                       ARTICLE I. ORGANIZATION; ADMISSION
                                OF MEMBERS; BOARD

         1.1 FORMATION OF LIMITED LIABILITY COMPANY. The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Organizational Member shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

         1.2 NAME. The name of the Fund is "Seligman EACM Absolute Return Strategies LLC" and all Fund business shall be conducted in that name or such other name the Board may select from time to time and which is in compliance with the applicable law. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

         1.3 PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the Investment Manager. The Fund may, in addition, establish and maintain such other offices as the Board or any officer may, from time to time, determine.

         The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and shall have the Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

         1.4 DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section
5.1 of this Agreement.

         1.5 BUSINESS OF THE FUND. The business of the Fund is to exercise and generally enjoy all of the rights, powers and privileges granted to, or conferred upon, limited liability companies under the Delaware Act. On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

         1.6 THE BOARD.

         (a) Function of Directors. The business and affairs of the Fund shall be conducted and managed by the Board. All powers of the Fund shall be exercised by the Board except as conferred on or reserved to the Members by statute.

         (b) Number and Tenure of Office. The initial number of Directors shall be two and the names of those persons who shall act as such as until their successors are elected and qualified are as follows: William C. Morris and Brian
T. Zino. The Board shall consist of not less than three and not more than twenty Directors, as may be determined from time to time by vote of a majority of the Directors then in office, provided that (a) if there are no Units of the Fund outstanding the number of Directors may be less than three but not less than one and (b) if there are Units of the Fund outstanding and so long as there are fewer than three Members, the number of Directors may be less than three but not less than the number of Members. Subject to the foregoing, until changed by the Board, the number of Directors shall initially be two. Directors need not be Members. The tenure of office of each Director shall be set by resolution of the Directors, except that any Director may resign his office or be removed from office for cause pursuant to the provisions of this Agreement. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

         (c) Vacancies. In the case of any vacancy or vacancies in the office of Director through death, resignation or other cause, other than an increase in the number of Directors, a majority of the remaining Directors, although a majority is less than a quorum, by an affirmative vote, or the sole remaining
Director, may elect a successor or successors, as the case may be, to hold office if, immediately after filling such vacancy, at least two-thirds of the Directors (or such other threshold as may be permitted by the 1940 Act) then holding office shall have been elected to such office by the holders of the outstanding voting securities of the Corporation.

         If at any time the number of Directors elected by holders of outstanding voting securities of the Fund is less than a majority of the members of the Board, the Board or proper officer of the Fund shall forthwith cause to be held as promptly as possible and in any event within 60 days a meeting of such holders for purpose of electing Directors to fill any existing vacancies in the Board, unless the SEC shall by order extend such period.

         (d) Increase or Decrease in Number of Directors. The Directors, by the vote of a majority of all the Directors then in office, may increase the number of Directors and may elect Directors to fill the vacancies created by any such increase in the number of Directors if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the holders of the outstanding voting securities of the Fund. The Directors, by the vote of a majority of all the Directors then in office, may likewise decrease the number of Directors to a number not less than three.

         1.7 MEMBERS.

         (a) New Members. The Board may admit one or more Members at such times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Such record of Members shall also set forth the number of Units that each Member holds. The Organizational Member hereby is admitted as a Member on the date hereof.

         (b) Initial Members. If a Member is admitted to the Fund prior to the initial Closing, the Invested Capital of such Member shall be adjusted by any Net Profit or Net Loss allocable to such Member for the period through the initial Closing.

         1.8 BOTH DIRECTORS AND MEMBERS. A Member may at the same time be a Director, a Member, an Adviser or an Investment Manager, and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act. A Director, Adviser or Investment Manager need not be a Member.

         1.9 LIMITED LIABILITY. To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund's debts, obligations, or liabilities in any amount in excess of the Capital Account balance of such Member. To the fullest extent permitted under applicable law, the Adviser, Investment Manager and Directors shall not be liable for the Fund's debts, obligations, and liabilities.

         1.10 SERIES. The Fund may create one or more Series and/or classes from time to time. With respect to any Series established by the Fund, the following provisions shall apply:

         (a) separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

         (b) the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

         (c) the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Capital Contributions to or from any Series; and

         (d) notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article V of this Agreement.

                             ARTICLE II. MANAGEMENT

         2.1 MANAGEMENT AND CONTROL.

         (a) Powers of Directors. Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and
(ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Investment Manager shall continue to serve as the investment manager to the Fund. The Directors may make Capital Contributions and own Units in the Fund.

         (b) Tax Returns. Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

         (c) Powers of Members. Members shall have no right to participate in and shall take no part in the management or control of the Fund's business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (d) Delegation. The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

         2.2 ACTIONS BY THE BOARD.

         (a) Quorum. One-third of the Directors then in office shall constitute a quorum for the transaction of business, provided that a quorum shall in no case be less than two Directors. If at any meeting of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Directors present at any meeting at which there is a quorum shall be the act of the Directors, except as otherwise specifically provided by statute or this Agreement.

         (b) Place of Meeting. The Directors may hold their meetings, have one or more offices, and keep the books of the Fund, outside the State of Delaware, at any office or offices of the Fund or at any other place as they may from time to time by resolution determine, or in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         (c) Regular Meetings. Regular meetings of the Directors shall be held at such time and on such notice as the Directors may from time to time determine.

         (d) Special Meetings. Special meetings of the Board may be held from time to time upon call of the Chairman of the Board, the President, the Secretary or two or more of the Directors, by oral or telegraphic or written notice duly served on or sent or mailed to each Director not less than one day before such meeting.

         (e) Notices. Unless required by statute or otherwise determined by resolution of the Board in accordance with this Agreement, notices to Directors need not be in writing and need not state the business to be transacted at or the purpose of any meeting, and no notice need be given to any Director who is present in person or to any Director who, before or after the meeting, signs a waiver of notice which is filed with the records of the meeting. Waivers of notice need not state the purpose or purposes of such meeting.

         (f) Executive Committee. The Board may appoint from the Directors an Executive Committee to consist of such number of Directors (one or more) as the Board may from time to time determine. The Chairman of the Committee shall be elected by the Board. The Board shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Directors. When the Board is not in session, to the extent permitted by law, the Executive Committee shall have and may exercise any or all of the powers of the Board in the management and conduct of the business and affairs of the Fund. The Executive Committee may fix its own rules of procedure and may meet when and as provided by such rules or by resolution of the Board, but in every case the presence of a majority shall be necessary to constitute a quorum. During the absence of a member of the Executive Committee, the remaining members may appoint a member of the Board to act in his place.

         (g) Other Committees. The Board may appoint from the Directors other committees which shall in each case consist of such number of Directors (not less than two) and, to the extent permitted by law, shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all the members of any such committee may determine its actions and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power at any time to change the members or powers of any such committee, to fill vacancies and to discharge any such committee.

         (h) Telephone Meetings. Telephone Directors or a committee of the Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

         (i) Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Directors or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all the Directors then in office or all members of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Directors or committee.

         (j) Removal of Directors. A Director may be removed only for cause, and any such removal may be made only by Members in accordance with the requirements of Section 2.4(h) of this Agreement.

         (k) Compensation. No director shall receive any stated salary or fees from the Fund for his services as such if such Director is, otherwise than by reason of being such Director, an interested person (as such term is defined under the 1940 Act) of the Fund or of the Investment Manager, the Adviser or principal underwriter. Except as provided in the preceding sentence, Directors shall be entitled to receive such compensation from the Fund for their services, and may be reimbursed for transportation and other expenses, as may from time to time be voted by the Directors.

         2.3 OFFICERS.

         (a) Executive Officers. The executive officers of the Fund shall be chosen by the Directors. These shall include a Chairman (who shall be a Director), a President, one or more Vice-Presidents (the number thereof to be determined by the Directors), a Secretary and a Treasurer. The Directors may also in their discretion appoint Assistant Secretaries, Assistant Treasurers and other officers, agents and employees, who shall have such authority and perform such duties as the Directors may determine. The Directors may fill any vacancy which may occur in any office. Any two offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or this Agreement to be executed, acknowledged or verified by two or more officers.

         (b) Term of Office. The term of office of all officers shall be one year and until their respective successors are chosen and qualified. Any officer may be removed from office at any time with or without cause by the vote of a majority of all the Directors then in office. Any officer may resign his office at any time by delivering a written notice to the Fund and, unless otherwise specified therein, such resignation shall take effect immediately upon delivery.

         (c) Powers and Duties. The officers of the Fund shall have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as may from time to time be conferred by the Directors.

         (d) Surety Bonds. The Board may require any officer or agent of the Fund to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the SEC) to the Fund in such sum and with such surety or sureties as the Board may determine, conditioned upon the faithful performance of his duties to the Fund, including responsibility for negligence and for the accounting of any of the Fund's property, funds or securities that may come into his hands.

         2.4 MEETINGS OF MEMBERS.

         (a) Place of Meeting. All meetings of Members shall be held at the principal office of the Fund or at such other place within the United States as may from time to time be designated by the Directors and stated in the notice of such meeting.

         (b) Annual Meetings. The Fund is not required to hold an annual meeting in any year in which the election of Directors is not required by the 1940 Act. If the Fund is required to hold a meeting of Members to elect Directors, such meeting shall be designated an annual meeting and shall be held on such date no later than 120 days after the occurrence of the event requiring the meeting, or such shorter time as may be required by the 1940 Act, and at such hour as may be designated by the Board and stated in the notice of such meeting. Any business of the Fund may be considered at an annual meeting without being specified in the notice, except as otherwise required by law or this Agreement.

         (c) Special Meetings. Special meetings of the Members for any purpose or purposes may be called by the Chairman of the Board, the President, a majority of the Directors or a majority of the Executive Committee, and shall be called by the Secretary upon receipt of the request in writing signed by Members holding not less than two-thirds (2/3) of the Units issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting. If a special meeting is requested by Members, the Secretary shall inform such Members of the reasonably estimated costs of preparing and mailing such notice of meeting and upon payment to the Fund of such costs, the Secretary shall give notice stating the purpose of purposes of the meeting as required in this Agreement to all Members entitled to notice of such meeting. No special meeting need be called upon the request of the holders of Units entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any special meeting of Members held during the preceding twelve months.

         (d) Notice of Meetings. Not less than ten days' or more than ninety days' written or printed notice of every meeting of Members, stating the time and place thereof (and the purpose of any special meeting), shall be given to each Member entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid, and addressed to him at his address as it appears upon the books of the Fund. If mailed, notice shall be deemed to be given when deposited in the United States mail addressed to the Member as aforesaid.

         No notice of the time, place or purpose of any meeting of Members need be given to any Member who attends in person or by proxy or to any Member who executes a written waiver of such notice, either before or after the meeting is held, and which notice is filed with the records of the meeting.

         (e) Record Dates. The Directors may fix, in advance, a date not more than ninety (90) or less than ten (10) days preceding the date of any meeting of Members as a record date for the determination of the Members entitled to notice of and to vote at such meeting; and only Members of record on such date shall be entitled to notice of and to vote at such meeting.

         (f) Quorum and Adjournment of Meetings. The presence in person or by proxy of the holders of record of at least one-third (1/3) of the Units issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the Members except as otherwise provided in this Agreement or the Delaware Act. If, however, a quorum with shall not be present or represented at any meeting of the Members, or the number of votes required by this Agreement or applicable law to support the recommendation of the Board as to any matter to be voted upon at such meeting shall not be present at such meeting, the holders of a majority of the Units present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting, to a date not more than 120 days after the original record date. At such adjourned meeting any business may be transacted which might have been transacted at the meeting as originally notified.

         (g) Voting and Inspectors. Unless otherwise provided in this Agreement, at all meetings, Members entitled to vote thereat shall have one vote for each Unit standing in his name on the books of the Fund (and such Members of record holding fractional shares, if any, shall have proportionate voting rights) on the date of the determination of Members entitled to vote at such meeting. Such vote may be made either in person or by proxy appointed by instrument in writing subscribed by such Member or his duly authorized attorney. No proxy shall be valid eleven months after its date. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or officers of the Fund.

         All elections shall be had and all questions decided by a majority of the votes cast at a duly constituted meeting, except as otherwise provided by statute or by this Agreement.

         At any election of Directors, the Chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the Units entitled to vote at such election shall, appoint at least one inspector of elections who shall first subscribe an oath or affirmation to execute faithfully the duties of inspector at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Director shall be appointed such inspector.

         (h) Special Actions. Notwithstanding Section 2.4(g) above, the affirmative vote of at least two-thirds (2/3) of the Units outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions: (i)(a) a liquidation or dissolution of the Fund, (b) an increase in the maximum number of Directors set forth in Section 1.6(b) of this Agreement; (c) the removal of a Director; or (d) any amendment of this Agreement to reduce the two-thirds vote requirement to authorize any of the actions in this Section 2.4(h); unless in the case of (a), (b), (c) or (d) above, such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors, in which case no vote of the outstanding voting securities is required; and (ii) the conversion of the Fund to an "open-end company" (as defined in the 1940 Act), unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors, in which case only the vote of the outstanding voting securities required by the 1940 Act will be required.

         (i) Conduct of Meetings. Every meeting of the Members shall be presided over by the Chairman, or if he is not present, by the President, or if he is not present, by a Vice President, or if none of them is present, by a Chairman to be elected at the meeting. The Secretary of the Fund, if present, shall act as a Secretary of such meeting, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor any Assistant Secretary is present, then the meeting shall elect its Secretary.

         (j) Concerning Validity of Proxies, Ballots, etc. At every meeting of the Members, all proxies shall be required and taken in charge of and all ballots shall be required and canvassed by the Secretary of the meeting, who shall decide all questions regarding the qualification of voters, the validity of the proxies and the acceptance or rejection of votes, unless an inspector of elections shall have been appointed by the Chairman of the meeting, in which event such inspectors of election shall decide all such questions.

         (k) Action Without Meetings. Except as otherwise provided by law, the provisions of this Agreement relating to notices and meetings to the contrary notwithstanding, any action required or permitted to be taken at any meeting of Members may be taken without a meeting if all of the Members entitled to vote upon the action consent to the action in writing and such consents are filed with the records of the Fund. Such consent shall be treated for all purposes as a vote taken at a meeting of Members.

         (l) Advance Notice of Member Nominees for Director and Other Proposals.

               (1) The matters to be considered and brought before any annual or special meeting of Members of the Fund shall be limited to only such matters, including the nomination and election of Directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this
                    Section 2.4(l).

               (2) For any matter to be properly brought before any annual meeting of Members, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board, (ii) otherwise brought before the annual meeting by or at the direction of the Board, or (iii) brought before the annual meeting in the manner specified in this Section 2.4(l) by a Member of record or a Member (a "Nominee Holder") that holds voting securities entitled to vote at meetings of Members through a nominee or "street name" holder of record and can demonstrate to the Fund such indirect ownership and such Nominee Holder's entitlement to vote such securities. In addition to any other requirements under applicable law and this Agreement, persons nominated by Members for election as Directors of the Fund and any other proposals by Members shall be properly brought before the meeting only if notice of any such matter to be presented by a Member at such meeting of Members (the "Member Notice") shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not less than 60 and not more than 90 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Member Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 60 days prior to such Other Meeting Date or
                    (ii) the 10th day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Any Member desiring to nominate any person or persons (as the case may be) for election as a Director or Directors of the Fund shall deliver, as part of such Member Notice: (i) a statement in writing setting forth (A) the name of the person or persons to be nominated, (B) the number of all Units of the Fund owned of record and beneficially by each such person, as reported to such Member by such nominee(s),
                    (C) the information regarding each such person required by paragraph (b) of Item 22 of Rule 14a-101 under the 1934 Act (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC applicable to the Fund), (D) whether such Member believes any nominee will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person", information regarding each nominee that will be sufficient for the Fund to make such determination, and (E) the number of Units of the Fund owned of record and beneficially by such Member; (ii) each such person's signed consent to serve as a Director of the Fund if elected; (iii) such Member's name and address; and
                    (iv) in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, securities at the meeting of Members. Any Member who gives a Member Notice of any matter proposed to be brought before the meeting (not involving nominees for Director) shall deliver, as part of such Member Notice: (i) the text of the proposal to be presented; (ii) a brief written statement setting forth (A) the reasons why such Member favors the proposal, (B) such Member's name and address, (C) the number of Units of the Fund owned of record and beneficially by such Member, and (D), if applicable, any material interest of such Member in the matter proposed (other than as a Member); and (iii) in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, Units at the meeting of Members. As used herein, Units "beneficially owned" shall mean all Units which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

                    Notwithstanding anything in this Section 2.4(l) to the contrary, in the event that the number of Directors to be elected to the Board of the Fund is increased, and either all of the nominees for Director or the size of the increased Board are not publicly announced or disclosed by the Fund at least 70 days prior to the first anniversary of the preceding year's annual meeting, then a Member Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board shall have been publicly announced or disclosed.

               (3) No business other than that stated in the notice shall be transacted at any special meeting. In the event the Fund calls a special meeting of Members for the purpose of electing one or more Directors to the Board, any Member may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Fund's notice of meeting, if the Member Notice required by clause
                    (2) of this Section 2.4(l) is delivered to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 10th day following the day on which the date of the special meeting and the nominees proposed by the Board to be elected at such meeting are publicly announced or disclosed.

               (4) For purposes of this Section 2.4(l), a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Fund with the SEC.

               (5) In no event shall the adjournment of an annual meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 2.4(l). This
                    Section 2.4(l) shall not apply to Member proposals made pursuant to Rule 14a-8 under the 1934 Act.

               (6) The person presiding at any meeting of Members, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 2.4(l) and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

         2.5 CUSTODY OF ASSETS OF THE FUND. The physical possession of all funds, Securities, or other property of the Fund shall at all times, be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

         2.6 OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

         (a) Directors. The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Other Interests. Any Member, Director, Adviser, Investment Manager or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, managers, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities or any profits derived therefrom.

         2.7 LIABILITY.

         (a) Directors and Officers. A Director or officer of the Fund shall not be liable to the Fund or to any of its Members for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940
Act).

         (b) Members. A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

         2.8 INDEMNIFICATION.

         (a) Indemnification and Advancement of Expenses. The Fund shall indemnify any person who is or was a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund and may advance the reasonable expenses incurred by a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) who is a party to a proceeding to the maximum extent permitted by applicable law. No amendment of this Section 2.8(a) shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. The rights of indemnification and advancement of expenses provided in this Section 2.8(a) shall neither be exclusive of, nor be deemed in limitation of, any right to which any person may otherwise be entitled or permitted by contract or otherwise.

         (b) Limitations. Notwithstanding anything in Section 2.7(a) to the contrary, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund shall be indemnified against any liability to the Fund or its Members to which such indemnitee is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee's office. In the case of criminal proceedings, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) shall be indemnified for any penalty or expense incurred by such person or persons in connection with such proceedings in circumstances where such person or persons had reasonable cause to believe that the act or omission was unlawful.

         (c) Insurance. The Fund may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Fund or who, while a Director, officer, employee, or agent of the Fund, is or was serving at the request of the Fund as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Fund would have power to indemnify such person against such liability.

         2.9 FEES, EXPENSES, AND REIMBURSEMENT.

         (a) Investment Management Fees. So long as the Investment Manager (or its affiliates) provides management services to the Fund, it shall be entitled to receive fees for such services as may be agreed to by the Investment Manager and the Fund pursuant to an Investment Management Agreement, provided however, the Board has approved such agreement and fees. The Investment Manager may waive or reduce the Management Fee calculated with respect to, and deducted from, the Capital Account of any Member and may pay all or part of the Management Fee to third parties for services rendered in connection with the placement of Units.

         (b) Fund Expenses. The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by the Investment Manager or another party pursuant to a separate written agreement with the Fund as contemplated by Section 2.9(a) of this Agreement. Expenses to be borne by the Fund include, but are not limited to, the following: the investor servicing fee; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; fees and expenses of independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; fees and expenses of the Directors not employed by the Investment Manager or its affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund also will pay organizational and offering expenses estimated at [ ]. The Investment Manager shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

         (c) Insurance. Subject to procuring any required regulatory approvals, the Fund from time to time, alone or in conjunction with other accounts for which the Adviser or the Investment Manager, or any Affiliate of the Adviser or the Investment Manager, acts as general partner, managing member, or Adviser or Investment Manager, may purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

              ARTICLE III. TRANSFERS, REPURCHASES, AND REDEMPTIONS

         3.1 TRANSFER OF UNITS OF MEMBERS.

         (a) Member  Transfers.  Units held by a Member may be transferred only:
(i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, and, in either case, with the written consent of the Fund (which may be withheld for any reason in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Units. If the Fund does not consent to a transfer by operation of law, the Fund reserves the right to redeem the Unit from the Member's successor. Any transfer must comply with the Securities Act. The Fund generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., generally, certain gifts and contributions to family entities); or (ii) to members of the transferring Members' immediate family (which, for these purposes includes siblings, spouse, parents, and children). The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Fund, which may be withheld in its sole and absolute discretion. Each transferring Member and transferee agree to pay all expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with any transfer, unless otherwise waived by the Fund with respect to a specific transfer. Any transfer that will cause the Fund to be treated as a publicly traded partnership or an association taxable as a corporation for U.S. Federal income tax purposes will be void ab initio.

         (b) Indemnification by Members. By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Investment Manager, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities (including, but not limited to, tax liabilities), costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this
Section 3.1 or any misrepresentation made by that Member in connection with any such transfer.

         (c) Indemnification by Transferring Members. Each transferring Member shall indemnify and hold harmless the Fund, the Board, the Adviser, the Investment Manager, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities (including, but not limited to, tax liabilities), costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from: (i) any transfer made by such Member in violation of this Section 3.1; and (ii) any misrepresentation by such Member in connection with any such transfer.

         (d) Record of Members. Except as otherwise provided by law, the Fund shall be entitled to recognize the exclusive rights of a person in whose name any Units stand on the record of Members as the owner of such Units for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Fund shall not be bound to recognize any equitable or legal claim to or interest in any such Units on the part of any other person.

         3.2 REPURCHASE OF UNITS.

         (a) General. Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require the Fund to redeem its Units. The Board of the Fund, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Adviser and the Investment Manager, on such terms and conditions as the Board may determine. However, the Fund shall not offer to repurchase, or require redemption of Units unless it has been advised by counsel to the Fund to the effect that such repurchases would not cause any adverse tax consequences (which include, but are not limited to, treatment of the Fund, for Federal income tax purposes, as a publicly traded partnership or an association taxable as a corporation) to the Fund or its Members. In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause the Fund to repurchase Units, the Board shall consider, among other things, the recommendation of the Investment Manager.

         (b) Discretionary Repurchases. The Board shall cause the Fund to repurchase Units on terms fair to the Fund and to all Members (including persons holding Units acquired from Members), as applicable, in the following manner:

               (1) The Board will provide written notice to Members when it has determined, in its sole and absolute discretion, that the Fund will repurchase Units. Such notice will describe the terms of the repurchase offer, including:

                    (i) The percentage of Units that the Fund is offering to repurchase;

                    (ii) The date on which a Member's  repurchase request is due
                         (the "Repurchase Request Deadline");

                    (iii)The date that will be used to  determine  the Net Asset
                         Value applicable to that particular Unit repurchase (the "Repurchase Valuation Date")

                    (iv) The date on which  Members  will  receive the  proceeds from their sales;

                    (v) The Net Asset Value of the Units of the Fund most recently determined.

               (2) The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. Units of the Fund must be held through a selected broker or dealer. Certificated Units will not be available, and Members will not be able to receive repurchase offers directly from the Fund.

               (3) Members must submit, in writing, requests for repurchase to the Fund or its designated agent. The due date for repurchase requests is a deadline that will be strictly observed. If an intermediary fails to submit a Member's repurchase request in good order by the due date, the Member will be unable to liquidate its Units until a subsequent repurchase offer, and will have to resubmit the request for that subsequent repurchase offer. The Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion.

               (4) Payment for Units accepted by the Fund for repurchase will be made in cash. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's Capital Account or portion thereof based on the net asset value of the Fund's assets as of the Repurchase Valuation Date, after giving effect to all allocations to be made to the Member's Capital Account as of such date. Payment amounts shall ordinarily be distributed after the Repurchase Valuation Date ;provided, however, that payment amounts shall not be distributed until at least the expiration of the period provided for in Section 1.7704-1(f)(1) or any successor thereto.

               (5) The Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Directors, at any time, subject to the provisions of this Agreement or applicable law.

               (6) The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any. If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, the Fund may repurchase an additional amount of Units, subject to applicable Federal income tax considerations. If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount on the Repurchase Request Deadline, the Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit the Fund from:

                    (i) accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified amount or percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

                    (ii) accepting  by lot Units  submitted  for  repurchase  by
                         Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if the Fund first accepts all Units submitted for repurchase by Members who do not so elect.

               (7) The Fund will not repurchase any Units (i) on more than four occasions per the Fund's taxable year; and (ii) if the sum of Units transferred (including, but not limited to, those Units repurchased or which would be repurchased pursuant to this section 3.2; provided, however, that for purposes of this paragraph transfers shall not include transfers described in Section 1.7704 1(e) of the Regulations) during any one taxable year would exceed the limit prescribed in
                    Section 1.7704-1(f)(3) or any successor thereto.

               (8) The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase. The Board may also, in its sole and absolute discretion, allocate to tendering Members withdrawal or similar charges imposed by Portfolio Funds if the Fund has requested withdrawal of its capital from any Portfolio Fund in order to fund the repurchase of Units and such charges were imposed on the Fund.

               (9) Unless otherwise waived by the Fund, a Member who submits for repurchase only a portion of such Member's Units shall be required to maintain a Capital Account balance at least equal to $10,000 or such other amount as the Distributor may determine. The Fund may treat any repurchase request by a Member as a request for a complete repurchase if the Capital Account balance, assuming the repurchase request was honored in full, would be less than $10,000 or such other amount as the Distributor may determine.

               (10) The  Adviser  and the  Investment  Manager  may  submit  for repurchase their Unit(s) as a Member under Section 3.2 of this Agreement.

         (c) Mandatory Redemptions. The Board may cause the Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

               (1) such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member;

               (2) ownership of such Unit by a Member or other person will cause the Fund to be in violation of, or require registration of any Units, or subject the Fund, the Adviser or the Investment Manager to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

               (3) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Investment Manager, or may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

               (4) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

               (5)  any   representation   or  warranty  made  by  a  Member  in
                    connection with the acquisition of Units was not true when made or has ceased to be true; or

               (6) it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to redeem such a Unit;

provided, however, that the Board will not cause the Fund to redeem any Unit if such redemption would cause the Fund to be treated as a publicly traded partnership or as an association taxable as a corporation for U.S. Federal income tax purposes.

                              ARTICLE IV. CAPITAL

         4.1 CONTRIBUTIONS TO CAPITAL.

         (a) Initial Contributions. The minimum Capital Contribution of each Member to the capital of the Fund shall be such amount as the Board in its sole and absolute discretion may determine from time to time, which may be increased or reduced by the Board. The amount of the initial Capital Contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members. The Investment Manager and the Adviser may make voluntary contributions to the capital of the Fund as Members.

         (b) Additional Contributions. If permitted by the Board, a Member and the Investment Manager or the Adviser, as Members, may make additional Capital Contributions to the Fund, effective as of such times as the Board in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement. The minimum additional Capital Contributions may be increased or reduced by the Board. No Member shall be obligated to make any additional Capital Contribution except to the extent provided in this Agreement.

         (c) Contributions Payable in Cash. Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash.

         (d) Additional Units. The Fund shall issue additional Units to Members making additional Capital Contributions. The number of Units shall be determined by dividing the amount of the additional Capital Contribution by the net asset value per Unit as of the date the contribution is accepted.

         4.2 RIGHTS OF MEMBERS TO CAPITAL. No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except as otherwise specifically provided herein. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         4.3 CAPITAL ACCOUNTS.

         (a) Separate Accounts and Initial Balance. The Fund shall maintain a separate Capital Account for each Member. Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's Net Capital Contribution.

         (b) Increases and Reductions. Each Member's Capital Account shall be increased by the sum of: (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to
Section 4.1; plus (ii) any amount credited to such Member's Capital Account pursuant to this Article IV. Each Member's Capital Account shall be reduced by the sum of: (i) the amount of any repurchase of the Units, or portion thereof, of such Member or distributions to such Member pursuant to this Agreement; plus
(ii) any amounts debited against such Member's  Capital Account pursuant to this
Article IV.

         (c) Transfers of Units. If all or a portion of the Units of a Member is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units.

         (d) Adjustments. Increases or reductions pursuant to paragraph (b) may be made through adjustments to the number of Units of each Member.

         4.4  ALLOCATION  OF NET  PROFIT  AND  LOSS.  As of the last day of each
Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

         4.5 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

         (a) Withholding Taxes. If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and Regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs, and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

         (b) Other Expenditures. Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

         4.6 RESERVES.

         (a) Establishment of Reserves. Appropriate reserves may be created, accrued, and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Manager or the Board, such reserves to be in the amounts which the Board in its sole and absolute discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole and absolute discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Members' Capital Accounts. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased, or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board in its sole and absolute discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased, or decreased in proportion to their Capital Accounts at that time.

         (b) Prior Fiscal Periods. To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions, or repurchases of Units or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

         (c) Former Members. To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 4.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, and, if determined by the Board in its sole and absolute discretion, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that:
(i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         4.7 TAX ALLOCATIONS. For each Fiscal Year, and solely for Federal income tax purposes, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 4.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Sections 1.704-1(b) and 1.704-3(e) of the Regulations promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles III or V hereof, the Board, in its sole and absolute discretion, may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis

Member shall have been eliminated; and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts credited to such Members' Capital Accounts pursuant to this Agreement.

         As used herein: (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code); and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund (other than upon dissolution and liquidation of the Fund) and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

         4.8 DISTRIBUTIONS.

         (a) General. The Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentage. The amount and times of any distributions will be determined in the sole and absolute discretion of the Board.

         (b) Withholding Taxes. The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board, the amount of such excess.

         (c) Reductions and Exemptions from Withholding Tax. The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and Regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs, and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

         (d) Distributions in Accordance with Applicable Laws. Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

         4.9 ALLOCATION OF ORGANIZATIONAL, OFFERING, AND CERTAIN OTHER EXPENSES. Organizational Expenses and any other expenses in connection with offering Units of the Fund and/or any expenses related to or in connection with any transfer of Units and/or repurchasing Units pursuant to Section 3.2, shall generally be treated as expenses of the Fund included in the computation of Net Profit and/or Net Loss (except to the extent that the Investment Manager or another party determines in its discretion that it will assume, reimburse, and/or waive such expense). The Board may alternatively choose to amortize such expenses over a period of time to be determined by the Board. The Board may also allocate organizational and offering expenses (on an Expense Allocation Date or on such other date chosen by the Board) among the Members in a manner that allocates such expenses to Members purchasing Units in one or more offerings of Units. The Board may also allocate expenses of any transfer of Units to either the transferor and/or transferee and expenses of any repurchase of Units may be allocated to the Members whose Units are repurchased.

                     ARTICLE V. DISSOLUTION AND LIQUIDATION

         5.1 DISSOLUTION. The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

               (1) upon the affirmative vote to dissolve the Fund by: (i) the affirmative vote of two-thirds of the total number of Directors; or (ii) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

               (2) upon the failure of Members to elect a successor Board member at a meeting called by the Investment Manager in accordance with this Agreement when no Board member remains to continue the business of the Fund; or

               (3)  as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 5.2 of this Agreement and the Certificate has been canceled.

         5.2 LIQUIDATION OF ASSETS.

         (a) Prompt Liquidation of Fund's Business and Affairs. Upon the dissolution of the Fund as provided in Section 5.1 of this Agreement, the Board, acting directly or through a liquidator it selects, shall as soon as is reasonably practicable liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall as soon as is reasonably practicable liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article IV. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

               (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

               (2) such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

               (3) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 5.2(a)(3).

         (b) Distribution of Remaining Assets. Anything in this Section 5.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 5.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to Section 6.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 5.2(a) above; and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

           ARTICLE VI. ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

         6.1 ACCOUNTING AND REPORTS.

         (a) Accounting Method. The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

         (b) Tax Reports. After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal, state, or local law.

         (c) Annual and Semi-Annual Reports. Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this
Section 6.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         6.2 DETERMINATIONS BY THE BOARD.

         (a) Determinations and Allocations. All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article IV hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Investment Manager pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) Adjustments to the Computation of Net Profit or Net Loss. The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         6.3 VALUATION OF ASSETS.

         (a) Valuation Procedures. Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

         (b) Net Asset Value Per Unit. The net asset value of each Unit as of any date shall equal the Net Asset Value of the Fund, determined as provided in
Section 6.3(a), divided by the number of outstanding Units on such date.

         (c) Net Asset Value of Fund. The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section 6.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                     ARTICLE VII. MISCELLANEOUS PROVISIONS

         7.1 AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

         (a) General. Except as otherwise provided in this Section 7.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

         (b) Amendments Requiring Consent or Notice. Any amendment that would:

               (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

               (2) reduce the Capital Account of a Member other than in accordance with Article IV; or

               (3)  modify the events causing the dissolution of the Fund may be made only if: (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by the Fund.

         (c) Amendments Not Requiring Consent. The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

               (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

               (2) amend this Agreement (other than with respect to the matters set forth in Section 7.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

               (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership that is not treated as either a publicly traded partnership or an association taxable as a corporation under
                    Section 7704 or 7701 of the Code, respectively.

         (d) Notice of Certain Amendments. The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (i) of Section 7.1(a) hereof) to each Member, which notice shall set forth: (i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         7.2 SPECIAL POWER OF ATTORNEY.

         (a) Grant of Power of Attorney. Each Member hereby irrevocably makes, constitutes, and appoints each Director, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 5.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

               (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

               (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

               (3) all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

         (b) Amendments to Certificate or this Agreement. Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) Power of Attorney Coupled with an Interest. This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 5.2 hereof, and as such:

               (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

               (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

         7.3 NOTICES. Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt. If notices are sent by regular mail, commercial courier service, telex, telecopier, telegraphic, electronic, or other means of written communication, they shall be deemed to have been provided when received, in the case of the Fund, or within three Business Days after distribution, in the case of Members. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

         7.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         7.5 APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

         7.6 CHOICE OF LAW; ARBITRATION.

         (a) Choice of Law. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

         (b) Disputes to be Submitted to Arbitration. Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

               (1)  Arbitration is final and binding on the parties;

               (2) The parties are waiving their rights to seek remedies in court, including the right to jury trial;

               (3) Pre-arbitration discovery is generally more limited than and different from court proceedings;

               (4) The arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

               (5) A panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

         (c) Application of Federal Arbitration Act. All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock

Exchange, Inc. (the "NYSE") or the NASD Regulation, Inc. (the "NASDR"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASDR does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

         (d) Class Actions. No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

         7.7 NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members (including the Investment Manager), Directors, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         7.8 CONSENTS. Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

         7.9 MERGER OR CONSOLIDATION.

         (a) Merger or Consolidation. The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b) Effect of Merger or Consolidation. Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

         7.10 PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

         7.11 CONFIDENTIALITY.

         (a) Confidential Information. A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the "Confidential Information").

         (b) Board Consent to Furnishing Confidential Information to Others. Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

         (c) Equitable Relief. Each Member recognizes that in the event that this Section 7.11 is breached by any Member or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

         (d) Trade Secrets. The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

         7.12 CERTIFICATION OF NON-FOREIGN STATUS. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund or at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be selected and provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

         7.13 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         7.14 ENTIRE AGREEMENT. This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         7.15 DISCRETION. To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

         7.16 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

         7.17 CAPTIONS. The captions in this Agreement are for purposes of reference only and shall not limit or otherwise affect the interpretation of any section of this Agreement.

         7.18 TAX MATTERS MEMBER. The Investment Manager will be the "tax matters member," pursuant to Section 6231 of the Code, for the Fund or such other Member as may be designated by the Board pursuant to the applicable law.

                                   DEFINITIONS

         For purposes of this Agreement:

         "Adviser" means Evaluation Associates Capital Markets, Inc., who serves as investment adviser to the Fund.

         "Advisers Act" means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         "Affiliate" means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

         "Agreement" means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

         "Board"  means the Board of Directors  established  pursuant to Section
1.6 and each Director on the Board shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

         "Capital Account" means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 4.3.

         "Capital Contribution" means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

         "Capital Percentage" means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 4.1 by the sum of the capital contributed to the Fund by each Member pursuant to Section 4.1 on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

         "Certificate" means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

         "Closing" means the closing of a subscription to purchase a Unit.

         "Code" means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

         "Confidential  Information"  shall  have the  meaning  as set  forth in
Section 7.11(a).

         "Delaware Act" means the Delaware Limited Liability Company Act (6 DEL.C. Sections 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

         "Director" means each person who initially serves on the Board pursuant to Section 1.6 or who, from time to time, pursuant to this Agreement shall serve on the Board as indicated in the records of the Fund. Each Director shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

         "Expense Allocation Date" means the initial Closing, and thereafter each day, through and including the date which is twelve months after the initial Closing, as of which a contribution to the capital of the Fund is made pursuant to Section 4.1.

         "Fiscal Period" means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

               (1)  the last day of a Fiscal Year;

               (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 4.1;

               (3) the day as of which the Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

               (4) any day as of which there is any distribution to a Member pursuant to Section 4.8;

               (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages;

               (6)  the date as of which the Fund terminates; or

               (7)  any other date as established by the Board.

         "Fiscal Year", for accounting purposes, means the period commencing on the initial Closing and ending on March 31, 2004 and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 5.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be the Fund's taxable year.

         "Form N-2" means the Fund's Registration Statement on Form N-2 or any successive form filed with the Securities and Exchange Commission ("SEC"), as amended from time to time.

         "Fund" means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

         "Fund Percentage" means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

         "Independent Directors" means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

         "Interest" means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

         "Invested Capital" means, with respect to any Member, the amount of such Member's aggregate Net Capital Contributions to the Fund, subject to any adjustments made and decreased by any withdrawals, repurchases, or distributions.

         "Investment Manager" means J. & W. Seligman & Co. Incorporated, who serves as the investment manager to the Fund pursuant to a written agreement with the Fund.

         "Investment Management Agreement" means a separate written agreement between the Fund and the Investment Manager pursuant to which the Investment
Manager performs certain investment advisory and supervisory services for the Fund.

         "Management Fee" means the fee paid to the Investment Manager out of the Fund's assets pursuant to an Investment Management Agreement, and debited against Members' Capital Accounts.

         "Member" means any person who shall have been admitted to the Fund as a member or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such person's capacity as a Member until the Fund repurchases the entire Interest of such person as a Member pursuant to Section 3.2 of this Agreement or a substituted Member or Members are admitted with respect to any such person's entire Interest as a Member pursuant to Section 3.1 of this Agreement. The Members shall constitute a single class or group of members.

         "Net Asset Value" means the total value of all assets of the Fund as valued pursuant to Section 6.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units.

         "Net Capital Contribution" means the Member's Capital Contribution minus fees or expenses, if any.

         "Net Profit or Net Loss" means the amount by which the Net Asset Value as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Asset Value as of the commencement of the same Fiscal Period, such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to this Agreement.

         "1940 Act" means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         "1934 Act" means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

         "Offering Period" means the period beginning when the Fund commences the sale of Units.

         "Organizational Expenses" means the expenses, including initial registration fees with the SEC, incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.

         "Organizational Member" means the Investment Manager.

         "Person"  means  any  individual,  entity,  corporation,   partnership,
association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

         "Portfolio Funds" means unregistered investment funds and/or registered investment companies in which the Fund may invest.

         "Portfolio Managers" means portfolio managers of the Portfolio Funds in which the Fund invests, among which the Fund deploys some or all of its assets.

         "Positive Basis" shall have the meaning as set forth in Section 4.7.

         "Positive Basis Member" shall have the meaning as set forth in Section 4.7.

         "Regulations" means the Federal income tax regulations in effect on the date hereof.

         "Repurchase Valuation Date" shall have the meaning set forth in Section 3.2(b).

         "Securities" means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.

         "Securities Act" means the Securities Act of 1933, as amended and any regulations promulgated thereunder.

         "Series" means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

         "Tax Matters Member" means the Member designated as "tax matters member" of the Fund pursuant to Section 8.19 hereof.

         "Transfer" means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

         "Unit" means the interest of a Member in the Fund represented by an original Net Capital Contribution of $9.65 per Unit at the initial Closing of subscriptions for Interests in the Fund, and with a net asset value determined from time to time thereafter as provided in Section 6.3.

         "Valuation Date" means any date in which the Net Asset Value of the Fund is computed.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 7.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 7.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                   J. & W. SELIGMAN & CO. INCORPORATED,
                                     as Organizational Member

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------


                                   J. & W. SELIGMAN & CO. INCORPORATED,
                                     as Investment Manager

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------



                                   Evaluation Associates Capital Markets, Inc.,
                                     as Adviser

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------


                               ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

                                   SCHEDULE I

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

                                        [             ]

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------


                                        [             ]

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------


                                        [             ]

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------


                                        [             ]

                                   By:
                                      --------------------------------------
                                   Date:
                                        ------------------------------------

                                  [BACK COVER]

                 SUBJECT TO COMPLETION, DATED JANUARY [ ], 2003

                  SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC

                                   [ ] , 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                            toll-free (800) 221-2450



         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. THIS SAI RELATES TO AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC (THE "FUND"), DATED [ ], 2003. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBERS OR ADDRESS SET FORTH ABOVE.

         THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                                TABLE OF CONTENTS


Additional Investment Policies..........................................B-2
Directors and Officers..................................................B-12
Investment Advisory and Other Services..................................B-16
Control Persons.........................................................B-18
Experts.................................................................B-18
Custodian, Stockholder Service Agent and Dividend Paying Agent..........B-18
Brokerage Commissions...................................................B-18
Calculation of Fees ....................................................B-19
Financial Statements....................................................B-19
Appendix A..............................................................B-22
Appendix B..............................................................B-25

                         ADDITIONAL INVESTMENT POLICIES

         The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Portfolio Funds in which the Fund invests are not subject to the Fund's investment policies and may have different or contrary investment policies.

         Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES

         The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "Investment Company Act")), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. The Investment Company Act defines a "majority of the outstanding voting securities of the Fund" to mean the vote, at an annual or special meeting of securityholders duly called, (a) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50 percent of the outstanding voting securities of the Fund, whichever is the less. The Fund:

     (1) May not issue senior securities such as bonds, notes or other evidences of indebtedness, or otherwise borrow money unless, immediately after issuance, the net assets of the Fund provide asset coverage (as defined in the Investment Company Act) of at least 300% with respect to indebtedness.

     (2) May not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security or in connection with investments in other investment companies.

     (3) May not purchase or hold any real estate, except the Fund may hold or make investments secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

     (4) May not make loans, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

     (5) May not invest more than 25% of its total assets in any one industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

     (6) May not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

In addition, the Fund has adopted the following non-fundamental policies: (1) The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder; and (2) J. & W. Seligman & Co. Incorporated ("Seligman") must seek Board approval to invest directly in any new type of commodity if it is of the type the Fund has not previously utilized.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

         Lending of Portfolio Securities. During the time securities are on loan (which will generally not include Portfolio Fund securities), the borrower shall pay the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

         Foreign Securities. The Fund may invest in foreign securities, including securities of offshore Portfolio Funds. Offshore Portfolio Funds may be subject to special risks as foreign entities or as entities subject to foreign jurisdictions, including risks due to economic, political or regulatory change. For a discussion of the risks associated with investments in foreign securities, see "Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds" in the Prospectus.

         Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

         Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be so invested.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Portfolio Funds.

         Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "Securities Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the 1933 Act are marketable under procedures approved by the Board.

         The Fund's investments in the Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Portfolio Funds. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

         Futures and Options on Futures. As a registered investment company, and in order to comply with regulations promulgated by the Commodity Futures Trading Commission, with respect to futures and options on futures for non-hedging purposes, the aggregate initial margins and premiums involved may not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Furthermore, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by the regulations may be excluded in computing such 5%. For purposes of this calculation, investments of the Portfolio Funds in futures and options on futures are aggregated with those of the Fund. Accordingly, the Investment Manager may consider a Portfolio Fund's use of such futures and options thereon when determining whether to purchase interests in a particular Portfolio Fund. The relevant regulations have been proposed to be amended in a way that would permit the use by the Fund of futures and options so long as the notional amounts underlying such contracts do not exceed the Fund's net asset value. The Fund will comply with the revised requirements (rather than the 5% limit) if the proposed changes are adopted.

         Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its total assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of Seligman, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

         Suspension of Offerings. Any offering of Units may be suspended, in the Board's sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF PORTFOLIO FUNDS AND RELATED RISKS

         This section provides additional information about types of investments and investment techniques of Portfolio Funds in which the Fund invests. Some or all of the Portfolio Funds may make the investments described in this section. As there is no limit on the types of investments the Portfolio Funds may make, however, this cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

         Equity Securities. A Portfolio Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Portfolio Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-heading "Foreign Securities" or "Foreign Currency Transactions." Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

         A Portfolio Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over the counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

         Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

         Fixed-Income Securities. A Portfolio Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

         Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

         A Portfolio Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

         Foreign Securities. A Portfolio Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

         Investment income received by a Portfolio Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Portfolio Fund's assets to be invested within various countries is not known.

         Foreign Currency Transactions. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Portfolio Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

         A Portfolio Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Portfolio Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Portfolio Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver. If a Portfolio Fund retains the portfolio security and engages in offsetting transactions, the Portfolio Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio Fund will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect a Portfolio Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer.

         Short Sales. A Portfolio Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Portfolio Fund believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Portfolio Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Certain Portfolio Funds may consider short selling to be a significant part of their investment strategy.

         To effect a short sale, a Portfolio Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Portfolio Fund's portfolio, which, in turn, could result in losses to the Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

         A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

         Derivatives. A Portfolio Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. The investment adviser of a Portfolio Fund may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Portfolio Fund will succeed, or that a particular hedging instrument will be available for use by the Portfolio Fund.

         Options and Futures. A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

         A Portfolio Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a

Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books or with the Portfolio Fund's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

         A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Portfolio Fund would be entitled to exercise the option should it deem it advantageous to do so.

         A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss to the Portfolio Fund that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund.

         Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Portfolio Fund also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

         A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

         Call and Put Options on Securities Indices. A Portfolio Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Rights and Warrants. A Portfolio Fund may invest in common stock rights and warrants believed by the investment adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

         Bank Loans and Participations. A Portfolio Fund may invest, directly or through a private Portfolio Fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

         Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

         Although a Portfolio Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Portfolio Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Portfolio Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. A Portfolio Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

         The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund's investment is in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Portfolio Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Portfolio Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

         Swaps. A Portfolio Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

         Interest Rate Swaps. A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Equity Index Swaps. A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

         Currency Swaps. A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund's performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

         Total Return Swaps. A Portfolio Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

         Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Portfolio Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount") . The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

         Distressed Credits. A Portfolio Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

                             DIRECTORS AND OFFICERS

         A listing of the directors and officers of the Fund and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Fund (as defined by the Investment Company
Act). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.



                                            TERM OF                                   NUMBER OF
                                            OFFICE*                                 PORTFOLIOS IN
                            POSITION(S)   AND LENGTH                                 FUND COMPLEX
                             HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE         FUND         SERVED       DURING THE PAST 5 YEARS       DIRECTOR       HELD BY DIRECTOR



[to come]


                                      INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
                                      -------------------------------------------


William C. Morris***         Director,    Since 2003   Chairman, J. & W. Seligman         61        None.
(64)                         Chairman of               & Co. Incorporated,
                             the Board                 Chairman of each of the
                                                       investment companies of
                                                       the Seligman Group of
                                                       Funds**; Chairman,
                                                       Seligman Advisors, Inc.
                                                       and Seligman Services,
                                                       Inc.; Chairman, Carbo
                                                       Ceramics  Inc.,
                                                       manufacturer of ceramic
                                                       proppants for oil and gas
                                                       industry; and Director,
                                                       Seligman Data Corp. and
                                                       Kerr-McGee Corporation, a
                                                       diversified energy
                                                       company.  Formerly,
                                                       Director, Daniel
                                                       Industries Inc.,
                                                       manufacturer of oil and
                                                       gas metering equipment.

Brian T. Zino*** (50)        Director,    Since 2003   Director and President, J.         61        None.
                             President                 & W. Seligman & Co.
                             and Chief                 Incorporated; President of
                             Executive                 each of the investment
                             Officer                   companies of the Seligman
                                                       Group of Funds and
                                                       Director or Trustee of
                                                       each of the investment
                                                       companies of the Seligman
                                                       Group of Funds**;
                                                       Director, Seligman
                                                       Advisors, Inc. and
                                                       Seligman Services, Inc.;
                                                       Chairman, Seligman Data
                                                       Corp.; Member of the Board
                                                       of Governors of the
                                                       Investment Company
                                                       Institute; and Vice
                                                       Chairman, ICI Mutual
                                                       Insurance Company.

Thomas Rose (45)             Vice         Since 2003   Senior Vice President,            N/A        N/A
                             President                 Finance, J. & W. Seligman
                                                       & Co. Incorporated,
                                                       Seligman Advisors, Inc.
                                                       and Seligman Data Corp.;
                                                       Vice President of each of
                                                       the investment companies
                                                       of the Seligman Group of
                                                       Funds** and of Seligman
                                                       Services, Inc. and
                                                       Seligman International,
                                                       Inc. Formerly, Treasurer
                                                       of each of the investment
                                                       companies of the Seligman
                                                       Group of Funds and of
                                                       Seligman Data Corp.


                                      B-12

                                            TERM OF                                   NUMBER OF
                                            OFFICE*                                 PORTFOLIOS IN
                            POSITION(S)   AND LENGTH                                 FUND COMPLEX
                             HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE         FUND         SERVED       DURING THE PAST 5 YEARS       DIRECTOR       HELD BY DIRECTOR


Lawrence P. Vogel (46)       Vice         Since 2003   Senior Vice President and         N/A        N/A
                             President                 Treasurer, Investment
                             and                       Companies, J. & W.
                             Treasurer                 Seligman & Co.
                                                       Incorporated; Vice
                                                       President and Treasurer of
                                                       each of the investment
                                                       companies of the Seligman
                                                       Group of Funds** and of
                                                       Seligman Data Corp.
                                                       Formerly, Senior Vice
                                                       President, Finance, J. &
                                                       W. Seligman & Co.
                                                       Incorporated, Seligman
                                                       Advisors, Inc., Seligman
                                                       International, Inc. and
                                                       Seligman Data Corp.; Vice
                                                       President, Seligman
                                                       Services, Inc.; and
                                                       Treasurer, Seligman
                                                       International, Inc. and
                                                       Seligman Henderson Co.

Frank J. Nasta (38)          Secretary    Since 2003   General Counsel, Managing         N/A        N/A
                                                       Director, Law and
                                                       Regulation and Corporate
                                                       Secretary, J. & W.
                                                       Seligman & Co.
                                                       Incorporated; Secretary,
                                                       of each of the investment
                                                       companies of the Seligman
                                                       Group of Funds**; and
                                                       Corporate Secretary,
                                                       Seligman Advisors, Inc.,
                                                       Seligman Services, Inc.,
                                                       Seligman International,
                                                       Inc. and Seligman Data
                                                       Corp. Formerly, Corporate
                                                       Secretary, Seligman
                                                       Henderson Co.

* Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act, by virtue of their positions with Seligman and its affiliates.

         The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the Investment Company Act. The duties of these Committees are described below.

         Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. Members of the Committee are [to come].

         Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. Members of the Committee are [to come].

         Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. Members of the Committee are [to come].

BENEFICIAL OWNERSHIP OF SHARES

         As of [recent date], the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                          THE FUND AS OF DECEMBER 31, 2002(2)     COMPANIES AS OF DECEMBER 31, 2002


                                                INDEPENDENT DIRECTORS
                                                ---------------------

               [to come]





COMPENSATION

                                                     PENSION OR                                  TOTAL COMPENSATION
                              AGGREGATE          RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM FUND AND FUND
                          COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON          COMPLEX PAID TO
NAME OF DIRECTOR               FUND(1)            FUND EXPENSES(1)         RETIREMENT(1)           DIRECTOR(1)(2)


William C. Morris,               N/A                     N/A                    N/A                     N/A
Director and Chairman
Brian T. Zino,                   N/A                     N/A                    N/A                     N/A
Director and President


(1) Estimated for the Fund's year ended December 31, 2003.

(2) The Seligman Group of Funds consists of twenty-three investment companies.

(3) Deferred.

         The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the given director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The Fund has received exemptive relief that permits a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by Seligman, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

         Directors and officers of the Fund are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.

         [The following table sets forth the value of securities owned beneficially or of record by the interested directors (and their immediate family members) in Seligman and Evaluation Associates Capital Markets, Incorporated, ("EACM").]

                           NAME OF
                         OWNERS AND
      NAME OF           RELATIONSHIPS                                                VALUE OF          PERCENT OF
      DIRECTOR           TO DIRECTOR          COMPANY         TITLE OF CLASS        SECURITIES            CLASS


  [             ]      [             ]    [             ]     [             ]    [             ]     [             ]
  [             ]      [             ]    [             ]     [             ]    [             ]     [             ]


CODE OF ETHICS

SELIGMAN
--------

         Seligman Advisors, Inc., its subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

         The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at any time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

         Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

EACM

         EACM, its subsidiaries and affiliates, have adopted a Code of Ethics that sets forth the circumstances under which officers, directors, trustees, general partners or each advisory person of EACM, EAI Securities, Inc. (and any subadvisor and their employees who have elected to adopt such Code of Ethics) (collectively, Access Persons) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by EACM's Review Officer designated by the EAI Select Managers Equity Fund ("EAI Select"), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. Each Advisory Person, which is defined as any employee of EAI Select, EACM, or any company in a control relationship to EAI Select who, participates in, or obtains information regarding, the purchase or sale of a security by EAI Select or who makes or receives information concerning recommendations to the EAI Select, is prohibited from purchasing securities in an initial public offering. The Code of Ethics also prohibits each Advisory Person from acquiring securities in a private placement unless such purchase has been approved by the President or a Vice President of EACM or EACM's designated Review Officer, as appropriate.

         The Code of Ethics prohibits (1) each Advisory Person from purchasing or selling, directly or indirectly, any security within seven calendar days before or after the purchase or sale of the security by EAI Select (subject to certain exceptions to the seven day "before" restriction where the Advisory Person has no actual knowledge); (2) each Advisory Person from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each Access Person from purchasing or selling, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which such Access Person knows or should have known at the time of such transaction is being purchased or sold by EAI Select or is being considered for purchase or sale by EAI Select. Any profit realized pursuant to any of these prohibitions must be disgorged.

         Except under limited circumstances, each Access Person is prohibited from purchasing a security unless such purchase has been precleared by the President or a Vice President of EACM or EACM's designated Review Officer, EAI Securities, Inc., or a subadviser, as appropriate. Each Access Person is also required to disclose all securities beneficially owned within 10 days upon commencement of employment and at the end of each calendar year.

         Copies of the Codes of Ethics are on public file with, and are available upon request from, the Securities and Exchange Commission (SEC). The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained: at the SEC's Internet site, http://www.sec.gov; by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Subject to the control of the Fund's Board of Directors, Seligman is responsible for the Fund's investments (with the assistance of EACM) and administers the Fund's business and other affairs. Seligman also serves as investment adviser to twenty-three other U.S. registered investment companies which, together with the Fund, make up the "Seligman Group."

         Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris, Chairman and C.E.O. of Seligman and Chairman of the board of directors and C.E.O. of the Fund, and a simultaneous recapitalization of Seligman occurred. See Appendix B for information regarding the history of Seligman.

         All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

         The Fund will pay Seligman a monthly investment management fee equal to [ ]% of the Fund's month-end net assets (which are calculated excluding borrowings and other leverage and before giving effect to any contributions or repurchases by the Fund of Units as of that month's end). This is equivalent to an annual fee rate of [ ]%. This management fee is higher than the advisory fees paid by most U.S. investment companies although the Investment Manager believes the management fee is comparable to those charged by similar funds.

         Seligman will pay EACM a monthly fee equal to 50% of the amount of the investment management fee earned during each month.

         The Fund pays all of its expenses other than those assumed by Seligman. All expenses, including the management fees, will be paid by the Fund out of its assets and charged against investors' capital accounts. The expenses of the Fund include, but are not limited to, the investor servicing fee; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; fees and expenses of independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including the Fund's tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Unitholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Unitholders' meetings; expenses of corporate data processing and related services; Unitholder recordkeeping and Unitholder account services, fees, and disbursements; fees and expenses of the Directors not employed by Seligman, EACM or their respective affiliates; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

         The Management Agreement was approved by the Board of Directors at a Meeting held on [ ], 2003 and by the sole shareholder on [ ], 2003. The
Management Agreement will continue in effect until December 31, 2004, and thereafter from year to year, if (1) such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

         Evaluation Associates Capital Markets, Inc. (EACM), 200 Connecticut Avenue, Norwalk, Connecticut 06854, is the investment adviser to the Fund. EACM is responsible for providing the day-to-day investment management services to the Fund. All investment decisions by EACM are subject to the review and approval of Seligman.

         EACM is a Delaware corporation, formed in 1987. It is affiliated with EAI Partners, LP (Evaluation Associates, a leading investment consulting firm which advises clients with more than $100 billion of assets. EACM, along with its affiliates, has more than 20 years experience with multi-manager absolute return portfolios for institutional and other investors. As of December 31, 2002, EACM, along with its affiliates, is the investment adviser for absolute return portfolios totaling approximately $1.8 billion in assets.

         At the [ ], 2003 Board of Directors meeting, the Board unanimously approved the Management Agreement and the Subadvisory Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman and EACM, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to approval of the Management Agreement and the Subadvisory Agreement, the Board considered many factors, including, but not limited to: [to come]


                                 CONTROL PERSONS

         As of  [                    ],  2003, the Directors and officers of the
Fund, as a group,  owned less than 1% of the outstanding Units.


                                     EXPERTS

         [ ] act as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

                    CUSTODIAN, STOCKHOLDER SERVICE AGENT AND
                              DIVIDEND PAYING AGENT

         [to come] serves as custodian to the Fund. It also maintains, under the
general   supervision  of  Seligman,   the  Fund's  accounting  records  and  is
responsible for the determination of the net asset value of the Fund.

         [to come] acts as the stockholder service agent and dividend paying agent of the Fund, and performs certain recordkeeping functions for the Fund. In other words, [ ] maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


                              BROKERAGE COMMISSIONS

         Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages to such transactions with respect to price or the size of positions readily obtainable or saleable.

         In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

         The Fund does not plan to execute any portfolio transactions with, and therefore will not pay any commissions to, any broker affiliated, directly or indirectly, with either the Fund, Seligman, EACM or Seligman Advisors, Inc.

         Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution, and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.


                               CALCULATION OF FEES

         If, consistent with the provisions of the Operating Agreement and the Fund's currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.


                              FINANCIAL STATEMENTS

         The following comprise the financial statements of the Fund:

o        Independent Auditors' Report.

o        Statement of Assets and Liabilities.

o        Statement of Operations.

o        Notes to the Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

                                    [To come]

                  SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC

                         [financial statements to come]

                                   APPENDIX A

             RATINGS OF FIXED-INCOME SECURITIES AND COMMERCIAL PAPER

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P") FIXED-INCOME SECURITIES

         AAA: Fixed-income issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA: Fixed-income issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Fixed-income issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than fixed-income in higher rated categories.

         BBB: Fixed-income issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC: Fixed-income issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and prepay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         C: The rating C is reserved for income bonds on which no interest is being paid.

         D: Fixed-income issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

         S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

         C: This rating is assigned to short-term fixed-income obligations with a doubtful capacity of payment.

         D: Fixed-income rated "D" is in payment default.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

         The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S) FIXED-INCOME SECURITIES

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards.

         Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

         Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior fixed-income obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

         The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of fixed-income protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issues rated "Not Prime" do not fall within any of the Prime rating categories.

                                   APPENDIX B

         Established in 1864, J. & W. Seligman's more than 130 years of providing financial services have been marked not by fanfare, but rather by a quiet and firm adherence to managing investments and giving prudent financial advice. Seligman is proud of its distinctive past and traditional values, which continue to shape its business decisions and investment judgment.

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. Nearly 30 years later, in 1864, after achieving success as international bankers, the Seligmans established the investment firm of J. & W. Seligman & Co.

         In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. It helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s, and early 1900s, the firm was instrumental in financing the fledgling American automobile and steel industries.

         Throughout the first quarter of this century, Seligman participated in hundreds of successful underwritings, including those for some of the country's most important companies: United Artists Theatre Circuit, Dodge Brothers, General Motors, Victor Talking Machine, Minneapolis-Honeywell Regulator and Maytag, to name just a few. In 1929, Seligman organized its first investment company, Tri-Continental Corporation, today the nation's largest diversified publicly traded closed-end investment company, with approximately $2 billion in net assets as of December 31, 2002. In the following year, the firm began managing its first mutual fund, Broad Street Investing Co. Inc., now known as Seligman Common Stock Fund.

         Today, Seligman manages institutional accounts - including some of the nation's largest public funds, endowments, and foundations and offers individual investors a full range of investment products. The Seligman Group of Funds includes more than 60 investment portfolios, several closed-end municipal bond funds that trade on the New York Stock Exchange, and a range of offshore investment funds available for non-U.S. residents.

PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          1.   Financial Statements:

               Part A:   Financial Highlights (not applicable).

               Part B:   (i)  Statement of Assets and Liabilities, dated [  ]*
                         (ii) Notes to Statement of Assets and Liabilities,
                              dated [ ]* (iii) Independent Auditor's Report.*

          2.   Exhibits:

          a(1). Certificate of Formation of Limited Liability Company, dated
                December 23, 2002.

          a(2). Limited Liability Company Operating Agreement, dated [ ].*

          b.    Not Applicable.

          c.    Not Applicable.

          d.    Incorporated by reference to Item 24(2)(a)(2).

          e.    Not Applicable.

          f.    Not Applicable.

          g(1). Form of Investment Management Agreement between J. & W.
                Seligman & Co. Incorporated and the Registrant.*

          g(2). Form of Subadvisory Agreement between J. & W. Seligman & Co.
                Incorporated and Evaluation Associates Capital Markets, Inc.*

          h(1). Form of Distribution Services Agreement.*

          h(2). Form of Shareholder Servicing Agreement.*

          i.    Deferred Compensation Plan for Directors.*

          j. Form of Custody and Accounting Services Agreement between [ ] and the Registrant.*

          k.    [Not Applicable].

          l.    Opinion and Consent of Counsel to the Registrant.*

          m.    Not Applicable.

          n(1). Consent of Independent Auditors.*

          n(2). Form of Opinion of Counsel on Tax Matters.*

          o.    Not Applicable.

          p.    Agreement with respect to Seed Capital.*

          q.    Not Applicable.

          r(1). Code of Ethics of the Registrant.*

          r(2). Code of Ethics of Evaluation Associates Capital Markets, Inc.*

          s.    Powers of Attorney for the Registrant.*

* To be filed by amendment.

Item 25.  Marketing Arrangements:  Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution:

              Registration fees                       $[               ]
              Legal fees                               [               ]
              Accounting fees                            -----------
              Miscellaneous (printing,
              mailing, etc.)                           [               ]
              Total                                   $[               ]
                                                      ==================

Item 27.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 28.  Registrant currently has no securities outstanding.

Item 29.  Indemnification:

         Reference is made to the provisions of Article 2.8 of the Registrant's Limited Liability Operating Agreement, filed as an exhibit to this Registration Statement.

         As stated in Article 2.8 of its Limited Liability Operating Agreement, the Registrant will indemnify any person who is or was a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund and may advance the reasonable expenses incurred by a Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the

         Investment Manager, Adviser, or Tax Matters Member) who is a party to a proceeding to the maximum extent permitted by applicable law. No amendment of Section 2.8(a) of the Limited Operating Agreement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. The rights of indemnification and advancement of expenses provided in Section 2.8(a) of the Limited Operating Agreement shall neither be exclusive of, nor be deemed in limitation of, any right to which any person may otherwise be entitled or permitted by contract or otherwise. However, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) of the Fund shall be indemnified against any liability to the Fund or its Members to which such indemnitee is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such indemnitee's office. In the case of criminal proceedings, no Director, officer, employee, agent, Investment Manager, Adviser, or Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager, Adviser, or Tax Matters Member) shall be indemnified for any penalty or expense incurred by such person or persons in connection with such proceedings in circumstances where such person or persons had reasonable cause to believe that the act or omission was unlawful.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser:

         The list required by this Item 30, of officers and directors of J. & W. Seligman & Co. Incorporated, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798).

         The business and other connections of the officers and directors of Evaluation Associates Capital Markets, Incorporated are listed in Schedules A and D of its Forms ADV as currently on file with the Commission, the texts of which schedules are incorporated herein by reference. The file number of Evaluation Associates Capital Markets, Incorporated is 801-41771.

Item 31.  Location of Accounts and Records:

         Custodian: [to come]

                                       AND

                           Seligman EACM Absolute Return Strategies LLC
                           100 Park Avenue
                           New York, New York  10017

Item 32.  Management Services:  Not Applicable.

Item 33.  Undertakings:

          I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          II. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by
               Section 10(a)(3) of the 1933 Act; to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               For the purposes of determining liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof. The Registrant undertakes to remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of January, 2003.

                                    SELIGMAN EACM ABSOLUTE RETURN STRATEGIES LLC

                                    By          /s/ Brian T. Zino
                                      ------------------------------------------
                                                   BRIAN T. ZINO
                                                     President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons, in the capacities indicated on January 17, 2003.


         NAME                                          TITLE

/s/ William C. Morris                          Chairman of the Board
 (William C. Morris)                                 Director



  /s/ Brian T. Zino                     President (Chief Executive Officer)
   (Brian T. Zino)                                   Director



/s/ Lawrence P. Vogel                                Treasurer
 (Lawrence P. Vogel)               (Principal financial and accounting officer)

                                  EXHIBIT INDEX

                                                                    SEQUENTIAL
EXHIBIT                                                                PAGE
NUMBER               DESCRIPTION                                      NUMBER

a(1).          Certificate of Formation of Limited
               Liability Company, dated December 23, 2002